UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23330

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2023

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

ANNUAL REPORT March 31, 2023

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2022, through March 31, 2023, as provided by the fund’s primary portfolio managers, Chris Barris, Kevin Cronk and Brandon Chao of Alcentra NY, LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended March 31, 2023, BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) produced a total return of −6.00% on a net-asset-value basis. Over the same time period, the fund paid dividends of $7.25 per share.1 In comparison, the ICE BofA Global High Yield Index (the “Index”), the fund’s benchmark, posted a total return of −4.36% for the same period.2

Most global, fixed-income prices declined over the 12 months under pressure from increasing inflation and increases in the interest rates set by the U.S. Federal Reserve (the “Fed”) and other central banks. The fund underperformed the Index on a net-asset-value basis primarily due to disadvantageous credit quality and sector positioning during the first half of the period.

The Fund’s Investment Approach

The fund seeks to provide total return consisting of high current income and capital appreciation. The fund normally will invest at least 80% of its “Managed Assets”3 in credit instruments and other investments with similar economic characteristics, including: first and second lien, senior secured loans, as well as investments in participations and assignments of such loans; senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; unitranche loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. The fund’s assets will be allocated to certain credit strategies, focusing on (i) senior structured loans; (ii) direct lending and subordinated loans; (iii) special situations; (iv) structured credit; and (v) corporate debt. The fund expects to invest a substantial portion of its Managed Assets, and may invest without limit, in credit instruments that, at the time of investment, are rated below investment grade, or, if unrated, determined to be of comparable quality by Alcentra NY, LLC, the fund’s sub-adviser.

Rising Interest Rates Undermine High Yield Bonds

Inflation increased during the reporting period under pressure from high commodity prices and global supply-chain disruptions, further exacerbated by the geopolitical uncertainties and western sanctions resulting from Russia’s invasion of neighboring Ukraine. Market sentiment proved volatile, with hopes for continued economic growth countered by concerns regarding persistently high levels of inflation and the impact of interest-rate hikes from the Fed designed to curb inflation. In April 2022, at the beginning of the period, inflation averaged 8.3% on an annualized basis, compared to 4.2% a year earlier. During the ensuing 12 months, the Fed raised the federal funds rate eight times, from 0.25%–0.50% to 4.75%–5.00%. Inflation peaked at 9.1% in June 2022 before dropping steadily to 5.0% as of the end of the period.

Rising rates negatively affected the high yield market during the first half of the period. However, market sentiment improved in the second half as inflationary pressures eased, and economic growth remained positive, if somewhat subdued. As the Fed decreased the level of rate increases from 0.75% to 0.50% in November and December 2022 and 0.25% in

February and March 2023, focus turned toward the possibility of eventual rate reductions and a potential soft landing for the economy. However, a small number of high-profile U.S. bank failures in March raised fears of possible wider banking industry contagion and future credit constraints. For the reporting period as a whole, higher-quality credits tended to outperform their lower-quality counterparts. Floating-rate instruments, which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities.

Credit Positioning and Sector Selections Detract from Relative Returns

The fund’s returns relative to the Index were constrained, particularly during the first half of the reporting period, by its allocation to structured credit collateralized loan obligations (CLOs), which accounted for the fund’s single largest area of exposure. These assets experienced sharp volatility, especially during the second and third calendar quarters of 2022, reflecting elevated market volatility. CLO prices recovered in the second half of the period, and we took the opportunity to modestly reduce the fund’s exposure at these higher levels. Global high yield holdings also detracted from relative returns, largely due to credit positioning in the first three months of the period when the fund held overweight exposure to lagging, lower-quality B and CCC credit rating groups, particularly in the leisure, homebuilder and broadcasting sectors. Later in the period, we elevated the overall quality of the fund’s holdings, increasing exposure to credits rated BB and placing more emphasis on economically resilient sectors. The fund’s special situation holdings endured increased volatility during the period but remained a relatively small position with limited impact on overall performance. Such holdings are largely idiosyncratic and tend to prove more volatile than the overall market. On the positive side, the fund’s allocation to global loans produced the strongest returns relative to the Index during the period. This asset class benefited from its floating-rate nature.

Taking a Caution View

Even before the aforementioned banking turmoil of March 2023, bank lending standards began to tighten. In the wake of the crisis, we expect to see even tighter credit conditions going forward. Accordingly, as of the end of the period, we have positioned the fund cautiously, focusing on economically resilient sectors we believe are likely to perform better in a slowing economic environment. Specifically, we have reduced cyclical exposure in sectors such as autos, chemicals and industrials. Conversely, we have increased the fund’s exposure to financials, where higher-quality companies predominate, and energy, where we find companies underpinned by strong fundamentals. From a credit perspective, we have increased the fund’s exposure to credits rated BB, while reducing exposure to credits rated CCC. As mentioned above, during the period we took advantage of an uptick in pricing in the structured credit market to take some profits and trim the fund’s exposure to CLOs;

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

however, the asset class continues to represent the fund’s largest allocation, reflecting our opinion that the underlying securities remain fundamentally sound.

April 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The ICE BofA Global High Yield Index is a measure of the global high-yield debt market. The index represents the union of the U.S. high yield, the pan-European high yield and emerging-markets, hard currency, high yield indices. Investors cannot invest directly in any index.

3 “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. At times, the fund expects to utilize financial leverage through borrowings. The fund currently utilizes financial leverage through a $105,000,000 Revolving Credit and Security Agreement with Societe Generale. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized Debt Obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund invests typically will be below-investment-grade quality. Although, in contrast to other below-investment-grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below-investment-grade instruments. Although the Senior Secured Loans in which the fund invests will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated, unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch Global High Yield Index (the “Index”).

† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. on 8/30/2019 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based net asset value price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities and its performance shown in the line graph takes into account fees and expenses. The Index tracks the performance of USD-, CAD-, GBP- and EUR-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights in this report.

Average Annual Total Returns as of 3/31/2023
	Inception Date	1 Years	From Inception
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	8/30/19	-6.00%	3.17%
ICE BofA Merrill Lynch Global High Yield Index		-4.36%	.59%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited) (continued)

The following information regarding the fund’s distributions is current as of March 31, 2023, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc	100.00%	.00%	.00%	$7.25	$7.25	$.00	$.00

STATEMENT OF INVESTMENTS

March 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8%
Advertising - .4%
Clear Channel Outdoor Holdings, Inc., Gtd. Notes		7.75	4/15/2028	269,000	[c]	201,992
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes		5.13	8/15/2027	381,000	[c]	342,344
Outfront Media Capital LLC, Gtd. Notes		5.00	8/15/2027	259,000	[c]	233,602
					777,938
Aerospace & Defense - .9%
Bombardier, Inc., Sr. Unscd. Notes		7.50	2/1/2029	267,000	[c]	273,007
Rolls-Royce PLC, Gtd. Bonds		3.63	10/14/2025	240,000	[c]	228,600
TransDigm, Inc., Gtd. Notes		4.88	5/1/2029	157,000		139,131
TransDigm, Inc., Gtd. Notes		5.50	11/15/2027	730,000		689,122
TransDigm, Inc., Sr. Scd. Notes		6.75	8/15/2028	160,000	[c]	161,800
					1,491,660
Airlines - .3%
Air Canada, Sr. Scd. Notes		3.88	8/15/2026	190,000	[c]	172,722
American Airlines, Inc., Sr. Scd. Notes		5.75	4/20/2029	370,000	[c]	355,311
					528,033
Automobiles & Components - 2.1%
Clarios Global LP, Gtd. Notes		8.50	5/15/2027	350,000	[c]	351,969
Dealer Tire LLC, Sr. Unscd. Notes		8.00	2/1/2028	549,000	[c]	493,403
Ford Motor Co., Sr. Unscd. Notes		5.29	12/8/2046	290,000		238,248
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		3.63	6/17/2031	280,000		231,094
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		4.00	11/13/2030	380,000		323,421
Ford Motor Credit Co., LLC, Sr. Unscd. Notes		7.35	3/6/2030	200,000		205,700
Grupo Antolin-Irausa SA, Sr. Scd. Bonds	EUR	3.50	4/30/2028	390,000	[c]	307,781
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	200,000	[c,d]	183,460
IHO Verwaltungs GmbH, Sr. Scd. Notes	EUR	3.88	5/15/2027	600,000	[c,d]	573,235
Jaguar Land Rover Automotive PLC, Gtd. Notes	EUR	6.88	11/15/2026	360,000	[c]	374,257
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	490,000	[c]	326,371
					3,608,939
Banks - .3%
Citigroup, Inc., Jr. Sub. Notes		3.88	2/18/2026	230,000	[e]	194,810

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Banks - .3% (continued)
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. HH		4.60	2/1/2025	116,000	[e]	108,170
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	200,000	[c,e]	187,780
					490,760
Building Materials - .3%
Eco Material Technologies, Inc., Sr. Scd. Notes		7.88	1/31/2027	387,000	[c]	367,681
Standard Industries, Inc., Sr. Unscd. Notes		4.38	7/15/2030	91,000	[c]	79,273
Standard Industries, Inc., Sr. Unscd. Notes		4.75	1/15/2028	116,000	[c]	108,529
					555,483
Chemicals - .9%
INEOS Finance PLC, Sr. Scd. Notes		6.75	5/15/2028	200,000	[c]	193,299
INEOS Quattro Finance 1 PLC, Sr. Unscd. Notes	EUR	3.75	7/15/2026	400,000	[c]	377,062
INEOS Quattro Finance 2 PLC, Sr. Scd. Notes		3.38	1/15/2026	240,000	[c]	217,781
Iris Holdings, Inc., Sr. Unscd. Notes		8.75	2/15/2026	294,000	[c,d]	271,767
Italmatch Chemicals SPA, Sr. Scd. Notes	EUR	10.00	2/6/2028	297,000	[c]	329,087
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	3.88	10/1/2028	270,000	[c]	238,952
					1,627,948
Collateralized Loan Obligations Debt - 45.1%
Adagio VIII DAC CLO, Ser. 8A, Cl. E, 3 Month EURIBOR +6.03%	EUR	8.32	4/15/2032	3,000,000	[c,f]	2,653,202
Barings Euro DAC CLO, Ser. 2015-1A, CI. ERR, 3 Month EURIBOR +6.86%	EUR	9.31	7/25/2035	1,500,000	[c,f]	1,353,459
Barings Euro DAC CLO, Ser. 2018-3A, Cl. E, 3 Month EURIBOR +5.79%	EUR	8.25	7/27/2031	2,150,000	[c,f]	1,822,289
Barings Euro DAC CLO, Ser. 2019-1A, CI. ER, 3 Month EURIBOR +7.21%	EUR	9.50	4/15/2036	1,500,000	[c,f]	1,326,717
Birch Grove 2 Ltd. CLO, Ser. 2021-2A, Cl. E, 3 Month LIBOR +6.95%		11.75	10/19/2034	1,250,000	[c,f]	1,094,845
Birch Grove 3 Ltd. CLO, Ser. 2021-3A, Cl. E, 3 Month LIBOR +6.98%		11.78	1/19/2035	2,000,000	[c,f]	1,779,028
BlueMountain Ltd. CLO, Ser. 2016-2A, CI. DR, 3 Month LIBOR +7.79%		12.71	8/20/2032	2,250,000	[c,f]	1,932,500
Cairn VI DAC CLO, Ser. 2016-6A, Cl. FR, 3 Month EURIBOR +8.25%	EUR	10.70	7/25/2029	2,700,000	[c,f]	2,628,929
Capital Four I DAC CLO, Ser. 1A, CI. E, 3 Month EURIBOR +6.47%	EUR	8.76	1/15/2033	1,000,000	[c,f]	923,774

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Collateralized Loan Obligations Debt - 45.1% (continued)
Carlyle Euro DAC CLO, Ser. 2017-1A, Cl. DR, 3 Month EURIBOR +6.47%	EUR	8.76	7/15/2034	1,000,000	[c,f]	942,396
Carlyle Euro DAC CLO, Ser. 2019-1A, CI. D, 3 Month EURIBOR +6.12%	EUR	9.08	3/15/2032	3,000,000	[c,f]	2,733,372
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2015-1A, CI. ER, 3 Month EURIBOR +8.03%	EUR	10.32	1/16/2033	1,000,000	[c,f]	802,257
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2016-2A, Cl. DRR, 3 Month EURIBOR +6.14%	EUR	8.43	4/15/2034	1,500,000	[c,f]	1,339,440
Cathedral Lake VIII Ltd. CLO, Ser. 2021-8A, Cl. E, 3 Month LIBOR +7.49%		12.30	1/20/2035	1,000,000	[c,f]	866,106
Contego VII DAC CLO, Ser. 7A, Cl. F, 3 Month EURIBOR +8.76%	EUR	11.15	5/14/2032	3,500,000	[c,f]	3,129,840
CQS US Ltd. CLO, Ser. 2022-2A, Cl. E1, 3 Month TSFR +6.85%		11.49	7/20/2031	1,000,000	[c,f]	884,606
Crown Point 8 Ltd. CLO, Ser. 2019-8A, Cl. ER, 3 Month LIBOR +7.13%		11.94	10/20/2034	3,000,000	[c,f]	2,642,802
CVC Cordatus Loan Fund XIV DAC CLO, Ser. 14A, Cl. E, 3 Month EURIBOR +5.90%	EUR	8.57	5/22/2032	1,000,000	[c,f]	944,823
CVC Cordatus Loan Fund XVIII DAC CLO, Ser. 18A, Cl. FR, 3 Month EURIBOR +8.85%	EUR	11.32	7/29/2034	2,000,000	[c,f]	1,823,549
Dryden 66 Euro DAC CLO, Ser. 2018-66A, CI. E, 3 Month EURIBOR +5.41%	EUR	7.74	1/18/2032	2,000,000	[c,f]	1,734,763
Dryden 88 Euro DAC CLO, Ser. 2020-88A, Cl. E, 3 Month EURIBOR +6.01%	EUR	8.35	7/20/2034	1,000,000	[c,f]	857,533
Elevation Ltd. CLO, Ser. 2013-1A, Cl. D1R2, 3 Month LIBOR +7.65%		12.51	8/15/2032	2,500,000	[c,f]	2,159,135
Elm Park DAC CLO, Ser. 1A, CI. DRR, 3 Month EURIBOR +6.16%	EUR	8.45	4/15/2034	1,167,000	[c,f]	1,085,277
Fidelity Grand Harbour DAC CLO, Ser. 2021-1A, Cl. E, 3 Month EURIBOR +6.22%	EUR	8.51	10/15/2034	1,000,000	[c,f]	935,145
Fidelity Grand Harbour DAC CLO, Ser. 2021-1A, Cl. F, 3 Month EURIBOR +9.15%	EUR	11.44	10/15/2034	1,000,000	[c,f]	892,649
Franklin Park Place I LLC CLO, Ser. 2022-1A, Cl. E, 3 Month TSFR +7.50%		12.16	4/14/2035	1,300,000	[c,f]	1,130,480
GoldenTree Loan Management EUR 4 DAC CLO, Ser. 4A, Cl. ER, 3 Month EURIBOR +6.07%	EUR	8.41	7/20/2034	1,500,000	[c,f]	1,420,922

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Collateralized Loan Obligations Debt - 45.1% (continued)
Greywolf II Ltd. CLO, Ser. 2013-1A, Cl. DRR, 3 Month LIBOR +7.05%		11.84	4/15/2034	2,000,000	[c,f]	1,810,108
ICG Euro DAC CLO, Ser. 2021-1A, Cl. E, 3 Month EURIBOR +6.46%	EUR	8.75	10/15/2034	1,000,000	[c,f]	888,168
MidOcean Credit X CLO, Ser. 2019-10A, Cl. ER, 3 Month LIBOR +7.16%		11.98	10/23/2034	4,000,000	[c,f]	3,254,728
Northwoods Capital 22 Ltd. CLO, Ser. 2020-22A, Cl. ER, 3 Month TSFR +8.19%		13.10	9/1/2031	1,100,000	[c,f]	979,791
Northwoods Capital 25 Ltd. CLO, Ser. 2021-25A, CI. E, 3 Month LIBOR +7.14%		11.95	7/20/2034	3,000,000	[c,f]	2,554,833
Northwoods Capital 27 Ltd. CLO, Ser. 2021-27A, Cl. E, 3 Month LIBOR +7.04%		11.87	10/17/2034	1,150,000	[c,f]	904,480
Purple Finance 2 DAC CLO, Ser. 2A, Cl. E, 3 Month EURIBOR +6.40%	EUR	8.74	4/20/2032	2,600,000	[c,f]	2,419,763
Purple Finance 2 DAC CLO, Ser. 2A, Cl. F, 3 Month EURIBOR +8.84%	EUR	11.18	4/20/2032	2,300,000	[c,f]	2,042,993
Rockford Tower Europe DAC CLO, Ser. 2019-1A, Cl. E, 3 Month EURIBOR +6.03%	EUR	8.37	1/20/2033	2,000,000	[c,f]	1,890,216
Sound Point XXIII CLO, Ser. 2019-2A, Cl. ER, 3 Month LIBOR +6.47%		11.26	7/15/2034	4,750,000	[c,f]	3,751,118
Toro European 2 DAC CLO, Ser. 2A, Cl. ERR, 3 Month EURIBOR +6.47%	EUR	8.92	7/25/2034	2,000,000	[c,f]	1,873,367
Toro European 6 DAC CLO, Ser. 6A, Cl. F, 3 Month EURIBOR +8.49%	EUR	10.77	1/12/2032	1,500,000	[c,f]	1,253,027
Trimaran CAVU Ltd. CLO, Ser. 2019-1A, CI. E, 3 Month LIBOR +7.04%		11.85	7/20/2032	2,100,000	[c,f]	1,833,430
Trimaran CAVU Ltd. CLO, Ser. 2021-2A, CI. E, 3 Month LIBOR +7.20%		12.02	10/25/2034	2,000,000	[c,f]	1,790,762
Trinitas XI Ltd. CLO, Ser. 2019-11A, CI. ER, 3 Month LIBOR +7.27%		12.06	7/15/2034	2,000,000	[c,f]	1,586,352
Venture 39 Ltd. CLO, Ser. 2020-39A, Cl. E, 3 Month LIBOR +7.63%		12.42	4/15/2033	2,350,000	[c,f]	2,038,839
Venture 41 Ltd. CLO, Ser. 2021-41A, Cl. E, 3 Month LIBOR +7.71%		12.52	1/20/2034	2,000,000	[c,f]	1,764,802
Wellfleet Ltd. CLO, Ser. 2021-3A, Cl. E, 3 Month LIBOR +7.10%		11.89	1/15/2035	1,000,000	[c,f]	845,138
Wellfleet X Ltd. CLO, Ser. 2019-XA, Cl. DR, 3 Month LIBOR +6.61%		11.42	7/20/2032	4,000,000	[c,f]	3,160,052
					78,481,805

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Collateralized Loan Obligations Equity - 3.0%
Blackrock European VIII DAC CLO, Ser. 8A, Cl. SUB	EUR	7.69	7/20/2032	1,425,000	[c,g]	843,026
Madison Park Funding X Ltd. CLO, Ser. 2012-10A, Cl. SUB		0.00	1/20/2029	5,000,000	[c,g]	6,250
Providus II DAC CLO, Ser. 2A, Cl. SUB	EUR	8.33	7/15/2031	1,000,000	[c,g]	518,546
Wind River Ltd. CLO, Ser. 2016-1KRA, CI. SUB		0.00	1/15/2029	11,350,000	[c,g]	3,857,922
					5,225,744
Commercial & Professional Services - 3.9%
Adtalem Global Education, Inc., Sr. Scd. Notes		5.50	3/1/2028	280,000	[c]	265,969
Allied Universal Holdco LLC, Sr. Scd. Bonds	GBP	4.88	6/1/2028	690,000	[c]	703,485
APX Group, Inc., Gtd. Notes		5.75	7/15/2029	422,000	[c]	378,222
APX Group, Inc., Sr. Scd. Notes		6.75	2/15/2027	147,000	[c]	146,427
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	470,000	[c]	435,026
Castor SPA, Sr. Scd. Bonds	EUR	6.00	2/15/2029	670,000	[c]	646,929
Castor SPA, Sr. Scd. Bonds, 3 Month EURIBOR +5.25%	EUR	8.21	2/15/2029	380,000	[c,f]	394,335
Kapla Holding SAS, Sr. Scd. Bonds	EUR	3.38	12/15/2026	260,000	[c]	249,246
La Financiere Atalian SASU, Gtd. Bonds	EUR	5.13	5/15/2025	306,000	[c]	226,534
La Financiere Atalian SASU, Gtd. Notes	GBP	6.63	5/15/2025	600,000		501,804
Loxam SAS, Sr. Scd. Notes	EUR	3.75	7/15/2026	256,000		258,380
Loxam SAS, Sr. Sub. Notes	EUR	5.75	7/15/2027	150,000		140,903
MPH Acquisition Holdings LLC, Sr. Scd. Notes		5.50	9/1/2028	363,000	[c]	288,930
Neptune Bidco US, Inc., Sr. Scd. Notes		9.29	4/15/2029	341,000	[c]	316,482
Prime Security Services Borrower LLC, Scd. Notes		6.25	1/15/2028	626,000	[c]	585,898
The Hertz Corp., Gtd. Notes		4.63	12/1/2026	420,000	[c]	380,868
Verisure Midholding AB, Gtd. Notes	EUR	5.25	2/15/2029	665,000	[c]	601,599
Villa Dutch Bidco BV, Sr. Scd. Bonds	EUR	9.00	11/3/2029	240,000	[c]	246,886
					6,767,923
Consumer Discretionary - 3.7%
Allwyn International AS, Sr. Scd. Notes	EUR	3.88	2/15/2027	400,000	[c]	396,109
Carnival Corp., Gtd. Notes		6.00	5/1/2029	390,000	[c]	310,498
Carnival Corp., Gtd. Notes		7.63	3/1/2026	197,000	[c]	179,956
Carnival Holdings Bermuda Ltd., Gtd. Notes		10.38	5/1/2028	246,000	[c]	264,867
CCM Merger, Inc., Sr. Unscd. Notes		6.38	5/1/2026	425,000	[c]	415,442

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Consumer Discretionary - 3.7% (continued)
CDI Escrow Issuer, Inc., Sr. Unscd. Notes		5.75	4/1/2030	256,000	[c]	247,487
Churchill Downs, Inc., Gtd. Notes		4.75	1/15/2028	240,000	[c]	224,976
Everi Holdings, Inc., Gtd. Notes		5.00	7/15/2029	201,000	[c]	179,124
Hilton Domestic Operating Co., Inc., Gtd. Notes		3.63	2/15/2032	70,000	[c]	59,126
Hilton Domestic Operating Co., Inc., Gtd. Notes		4.00	5/1/2031	100,000	[c]	87,660
International Game Technology PLC, Sr. Scd. Notes		5.25	1/15/2029	385,000	[c]	369,022
KB Home, Gtd. Notes		4.00	6/15/2031	152,000		131,807
NCL Corp. Ltd., Gtd. Notes		5.88	3/15/2026	529,000	[c]	450,787
NCL Corp. Ltd., Sr. Scd. Notes		5.88	2/15/2027	232,000	[c]	216,606
Nobel Bidco BV, Sr. Scd. Bonds	EUR	3.13	6/15/2028	870,000	[c]	669,801
Pinewood Finance Co. Ltd., Sr. Scd. Bonds	GBP	3.63	11/15/2027	330,000	[c]	362,592
Raptor Acquisition Corp., Sr. Scd. Notes		4.88	11/1/2026	69,000	[c]	64,248
Royal Caribbean Cruises Ltd., Gtd. Notes		7.25	1/15/2030	140,000	[c]	141,001
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes		5.50	8/31/2026	630,000	[c]	590,124
Scientific Games Holdings LP, Sr. Unscd. Notes		6.63	3/1/2030	479,000	[c]	423,740
Scientific Games International, Inc., Gtd. Notes		7.25	11/15/2029	237,000	[c]	237,673
Taylor Morrison Communities, Inc., Sr. Unscd. Notes		5.13	8/1/2030	120,000	[c]	110,882
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	396,000	[c]	386,516
					6,520,044
Consumer Staples - .1%
Kronos Acquisition Holdings, Inc., Sr. Scd. Notes		5.00	12/31/2026	220,000	[c]	201,440
Diversified Financials - 2.7%
Ally Financial, Inc., Gtd. Notes		8.00	11/1/2031	354,000		372,005
Ally Financial, Inc., Jr. Sub. Notes, Ser. B		4.70	5/15/2026	206,000	[e]	148,449
Blackstone Secured Lending Fund, Sr. Unscd. Notes		2.85	9/30/2028	380,000		312,216
Compass Group Diversified Holdings LLC, Gtd. Notes		5.25	4/15/2029	261,000	[c]	230,128
Encore Capital Group, Inc., Sr. Scd. Bonds	EUR	4.88	10/15/2025	220,000	[c]	217,927
Encore Capital Group, Inc., Sr. Scd. Notes	GBP	4.25	6/1/2028	580,000	[c]	561,499

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Diversified Financials - 2.7% (continued)
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds	GBP	7.75	11/1/2025	455,000	[c]	426,368
Garfunkelux Holdco 3 SA, Sr. Scd. Notes	EUR	6.75	11/1/2025	170,000	[c]	141,800
Intrum AB, Sr. Unscd. Notes	EUR	4.88	8/15/2025	570,000	[c]	572,065
Jane Street Group, Sr. Scd. Notes		4.50	11/15/2029	90,000	[c]	80,681
Nationstar Mortgage Holdings, Inc., Gtd. Notes		5.75	11/15/2031	370,000	[c]	287,408
Nationstar Mortgage Holdings, Inc., Gtd. Notes		6.00	1/15/2027	190,000	[c]	172,606
NFP Corp., Sr. Unscd. Notes		6.88	8/15/2028	70,000	[c]	60,135
OneMain Finance Corp., Gtd. Notes		6.63	1/15/2028	340,000		312,052
PennyMac Financial Services, Inc., Gtd. Notes		5.38	10/15/2025	410,000	[c]	383,370
PennyMac Financial Services, Inc., Gtd. Notes		5.75	9/15/2031	515,000	[c]	408,390
					4,687,099
Electronic Components - .6%
Belden, Inc., Gtd. Notes	EUR	3.88	3/15/2028	400,000	[c]	402,586
Energizer Gamma Acquisition BV, Gtd. Bonds	EUR	3.50	6/30/2029	260,000	[c]	227,514
Sensata Technologies BV, Gtd. Notes		5.88	9/1/2030	240,000	[c]	238,116
TTM Technologies, Inc., Gtd. Notes		4.00	3/1/2029	200,000	[c]	174,281
					1,042,497
Energy - 3.6%
Aethon United Finance Corp., Sr. Unscd. Notes		8.25	2/15/2026	297,000	[c]	291,718
Antero Midstream Partners LP, Gtd. Notes		5.75	1/15/2028	320,000	[c]	307,611
Antero Midstream Partners LP, Gtd. Notes		5.75	3/1/2027	545,000	[c]	533,173
Antero Resources Corp., Gtd. Notes		5.38	3/1/2030	160,000	[c]	149,020
Apache Corp., Sr. Unscd. Notes		5.10	9/1/2040	406,000		344,704
Blue Racer Midstream LLC, Sr. Unscd. Notes		6.63	7/15/2026	400,000	[c]	388,510
Comstock Resources, Inc., Gtd. Notes		6.75	3/1/2029	370,000	[c]	338,898
CQP Holdco LP, Sr. Scd. Notes		5.50	6/15/2031	250,000	[c]	225,005
CVR Energy, Inc., Gtd. Bonds		5.25	2/15/2025	544,000	[c]	522,857
Enviva Partners LP, Gtd. Notes		6.50	1/15/2026	170,000	[c]	154,876
EQM Midstream Partners LP, Sr. Unscd. Notes		5.50	7/15/2028	396,000		360,186
EQM Midstream Partners LP, Sr. Unscd. Notes		7.50	6/1/2027	64,000	[c]	64,318
New Fortress Energy, Inc., Sr. Scd. Notes		6.50	9/30/2026	59,000	[c]	54,334

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Energy - 3.6% (continued)
New Fortress Energy, Inc., Sr. Scd. Notes		6.75	9/15/2025	140,000	[c]	134,898
PDC Energy, Inc., Gtd. Notes		5.75	5/15/2026	150,000		146,224
Rockcliff Energy II LLC, Sr. Unscd. Notes		5.50	10/15/2029	620,000	[c]	550,107
Southwestern Energy Co., Gtd. Notes		5.38	3/15/2030	560,000		527,139
Targa Resources Partners LP, Gtd. Notes		4.88	2/1/2031	166,000		155,500
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		3.88	11/1/2033	640,000	[c]	538,333
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		4.13	8/15/2031	180,000	[c]	158,326
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		6.25	1/15/2030	116,000	[c]	116,984
Western Midstream Operating LP, Sr. Unscd. Notes		4.30	2/1/2030	250,000		227,812
					6,290,533
Environmental Control - .3%
Covanta Holding Corp., Gtd. Notes		4.88	12/1/2029	300,000	[c]	267,243
Covanta Holding Corp., Gtd. Notes		5.00	9/1/2030	150,000		129,356
Waste Pro USA, Inc., Sr. Unscd. Notes		5.50	2/15/2026	236,000	[c]	217,282
					613,881
Food Products - .1%
Post Holdings, Inc., Gtd. Notes		4.63	4/15/2030	250,000	[c]	224,287
Forest Products & Paper - .2%
Sappi Papier Holding GmbH, Gtd. Bonds	EUR	3.63	3/15/2028	380,000		359,745
Health Care - 2.9%
Acadia Healthcare Co., Inc., Gtd. Notes		5.50	7/1/2028	90,000	[c]	87,269
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	260,000	[c]	231,772
Chrome Bidco SASU, Sr. Scd. Bonds	EUR	3.50	5/31/2028	420,000	[c]	380,052
Cidron Aida Finco Sarl, Sr. Scd. Bonds	GBP	6.25	4/1/2028	770,000	[c]	813,969
Community Health Systems, Inc., Sr. Scd. Notes		5.25	5/15/2030	403,000	[c]	316,496
Community Health Systems, Inc., Sr. Scd. Notes		5.63	3/15/2027	130,000	[c]	114,262
HealthEquity, Inc., Gtd. Notes		4.50	10/1/2029	263,000	[c]	233,996
Jazz Securities DAC, Sr. Scd. Notes		4.38	1/15/2029	240,000	[c]	221,016
Legacy LifePoint Health LLC, Sr. Scd. Notes		6.75	4/15/2025	300,000	[c]	285,000
LifePoint Health, Inc., Gtd. Notes		5.38	1/15/2029	210,000	[c]	128,625
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	282,000	[c]	244,962

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Health Care - 2.9% (continued)
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	364,000	[c]	316,159
Option Care Health, Inc., Gtd. Notes		4.38	10/31/2029	370,000	[c]	327,159
Organon & Co., Sr. Unscd. Notes		5.13	4/30/2031	387,000	[c]	343,879
Prime Healthcare Services, Inc., Sr. Scd. Notes		7.25	11/1/2025	106,000	[c]	93,887
Tenet Healthcare Corp., Gtd. Notes		6.13	10/1/2028	520,000		498,859
Tenet Healthcare Corp., Scd. Notes		6.25	2/1/2027	350,000		344,575
					4,981,937
Industrial - .8%
Dycom Industries, Inc., Gtd. Notes		4.50	4/15/2029	218,000	[c]	196,995
Husky III Holding Ltd., Sr. Unscd. Notes		13.00	2/15/2025	502,000	[c,d]	425,445
Promontoria Holding 264 BV, Sr. Scd. Bonds	EUR	6.38	3/1/2027	733,000	[c]	766,651
					1,389,091
Information Technology - .8%
AthenaHealth Group, Inc., Sr. Unscd. Notes		6.50	2/15/2030	995,000	[c]	807,701
Central Parent, Inc., Sr. Scd. Notes		7.25	6/15/2029	300,000	[c]	295,134
Elastic NV, Sr. Unscd. Notes		4.13	7/15/2029	38,000	[c]	32,483
SS&C Technologies, Inc., Gtd. Notes		5.50	9/30/2027	280,000	[c]	271,999
					1,407,317
Insurance - .7%
Acrisure LLC, Sr. Scd. Notes		4.25	2/15/2029	670,000	[c]	572,090
Acrisure LLC, Sr. Unscd. Notes		7.00	11/15/2025	90,000	[c]	84,438
Alliant Holdings Intermediate LLC, Sr. Scd. Notes		6.75	4/15/2028	200,000	[c]	197,956
AssuredPartners, Inc., Sr. Unscd. Notes		5.63	1/15/2029	165,000	[c]	142,780
Global Atlantic Financial Co., Gtd. Notes		3.13	6/15/2031	280,000	[c]	220,859
					1,218,123
Internet Software & Services - .6%
Arches Buyer, Inc., Sr. Scd. Notes		4.25	6/1/2028	74,000	[c]	61,920
Cogent Communications Group, Inc., Gtd. Notes		7.00	6/15/2027	360,000	[c]	357,264
iliad SA, Sr. Unscd. Bonds	EUR	5.38	6/14/2027	300,000		323,822
Match Group Holdings II LLC, Sr. Unscd. Notes		3.63	10/1/2031	280,000	[c]	228,172
					971,178
Materials - 1.9%
ARD Finance SA, Sr. Scd. Notes		6.50	6/30/2027	400,000	[c,d]	306,480
Ardagh Packaging Finance PLC, Gtd. Notes	GBP	4.75	7/15/2027	175,000	[c]	166,387

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Materials - 1.9% (continued)
Clydesdale Acquisition Holdings, Inc., Gtd. Notes		8.75	4/15/2030	320,000	[c]	291,178
Graham Packaging Co., Inc., Gtd. Notes		7.13	8/15/2028	214,000	[c]	185,257
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	620,000	[c]	563,164
LABL, Inc., Sr. Scd. Notes		6.75	7/15/2026	404,000	[c]	389,980
LABL, Inc., Sr. Unscd. Notes		8.25	11/1/2029	106,000	[c]	90,588
LABL, Inc., Sr. Unscd. Notes		10.50	7/15/2027	74,000	[c]	68,528
Mauser Packaging Solutions Holding Co., Scd. Notes		9.25	4/15/2027	141,000	[c]	130,425
Mauser Packaging Solutions Holding Co., Sr. Scd. Notes		7.88	8/15/2026	336,000	[c]	336,304
Pactiv Evergreen Group Issuer, Inc., Sr. Scd. Notes		4.00	10/15/2027	310,000	[c]	278,757
Trivium Packaging Finance BV, Sr. Scd. Notes		5.50	8/15/2026	459,000	[c]	440,277
					3,247,325
Media - 2.8%
Altice Financing SA, Sr. Scd. Bonds		5.75	8/15/2029	490,000	[c]	389,993
Altice Finco SA, Scd. Notes	EUR	4.75	1/15/2028	970,000	[c]	792,929
CCO Holdings LLC, Sr. Unscd. Notes		4.50	5/1/2032	158,000		129,388
CCO Holdings LLC, Sr. Unscd. Notes		4.75	3/1/2030	442,000	[c]	383,435
CCO Holdings LLC, Sr. Unscd. Notes		5.13	5/1/2027	1,130,000	[c]	1,069,251
CSC Holdings LLC, Sr. Unscd. Notes		5.75	1/15/2030	410,000	[c]	216,275
CSC Holdings LLC, Sr. Unscd. Notes		7.50	4/1/2028	310,000	[c]	197,904
DISH Network Corp., Sr. Scd. Notes		11.75	11/15/2027	184,000	[c]	178,674
Gray Escrow II, Inc., Gtd. Notes		5.38	11/15/2031	350,000	[c]	232,797
Summer BidCo BV, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	361,397	[c,d]	309,087
Summer BidCo BV, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	196,094	[c,d]	167,711
Virgin Media Finance PLC, Gtd. Notes		5.00	7/15/2030	330,000	[c]	273,111
Ziggo Bond Co. BV, Sr. Unscd. Notes		6.00	1/15/2027	310,000	[c]	286,380
Ziggo BV, Sr. Scd. Notes		4.88	1/15/2030	360,000	[c]	307,271
					4,934,206
Metals & Mining - .6%
FMG Resources August 2006 Pty Ltd., Gtd. Notes		4.38	4/1/2031	420,000	[c]	368,976
Novelis Corp., Gtd. Notes		3.25	11/15/2026	440,000	[c]	402,499
Taseko Mines Ltd., Sr. Scd. Notes		7.00	2/15/2026	246,000	[c]	223,469
					994,944
Real Estate - 1.6%
Emeria SASU, Sr. Scd. Bonds	EUR	7.75	3/31/2028	510,000	[c]	525,440
Iron Mountain, Inc., Gtd. Notes		5.25	7/15/2030	450,000	[c]	406,182

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Real Estate - 1.6% (continued)
Ladder Capital Finance Corp., Gtd. Notes		5.25	10/1/2025	300,000	[c]	264,255
Park Intermediate Holdings LLC, PK Domestic Property LLC and PK Finance Co-Issuer, Inc., Sr. Scd. Notes		4.88	5/15/2029	420,000	[c]	361,815
Rithm Capital Corp., Sr. Unscd. Notes		6.25	10/15/2025	592,000	[c]	528,899
RLJ Lodging Trust LP, Sr. Scd. Notes		4.00	9/15/2029	410,000	[c]	342,829
SBA Communications Corp., Sr. Unscd. Notes		3.13	2/1/2029	270,000		235,131
Starwood Property Trust, Inc., Sr. Unscd. Notes		3.75	12/31/2024	170,000	[c]	156,832
					2,821,383
Retailing - 2.2%
1011778 BC ULC/New Red Finance, Inc., Sr. Scd. Notes		3.88	1/15/2028	343,000	[c]	319,323
B&M European Value Retail SA, Sr. Scd. Notes	GBP	3.63	7/15/2025	300,000		349,250
eG Global Finance PLC, Sr. Scd. Notes	EUR	4.38	2/7/2025	160,000	[c]	159,306
eG Global Finance PLC, Sr. Scd. Notes	EUR	6.25	10/30/2025	466,000	[c]	468,761
Macy's Retail Holdings LLC, Gtd. Notes		4.50	12/15/2034	364,000		265,243
Macy's Retail Holdings LLC, Gtd. Notes		5.88	4/1/2029	180,000	[c]	166,709
PetSmart, Inc., Gtd. Notes		7.75	2/15/2029	250,000	[c]	245,670
Shiba Bidco SPA, Sr. Scd. Bonds	EUR	4.50	10/31/2028	354,000	[c]	313,129
SRS Distribution, Inc., Gtd. Notes		6.00	12/1/2029	319,000	[c]	263,855
SRS Distribution, Inc., Sr. Scd. Notes		4.63	7/1/2028	78,000	[c]	69,379
Staples, Inc., Sr. Scd. Notes		7.50	4/15/2026	370,000	[c]	324,527
Staples, Inc., Sr. Unscd. Notes		10.75	4/15/2027	270,000	[c]	196,108
The Very Group Funding PLC, Sr. Scd. Bonds	GBP	6.50	8/1/2026	469,000	[c]	445,105
White Cap Buyer LLC, Sr. Unscd. Notes		6.88	10/15/2028	320,000	[c]	277,875
					3,864,240
Technology Hardware & Equipment - .3%
Presidio Holdings, Inc., Gtd. Notes		8.25	2/1/2028	150,000	[c]	142,701
Presidio Holdings, Inc., Sr. Scd. Notes		4.88	2/1/2027	40,000	[c]	38,273
Western Digital Corp., Gtd. Notes		4.75	2/15/2026	292,000		280,536
					461,510
Telecommunication Services - 3.2%
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	440,000	[c]	336,996
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	332,000	[c]	254,165
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	400,000	[c]	328,980

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 88.8% (continued)
Telecommunication Services - 3.2% (continued)
CommScope Technologies LLC, Gtd. Notes		6.00	6/15/2025	160,000	[c]	150,838
CommScope, Inc., Gtd. Notes		7.13	7/1/2028	335,000	[c]	247,488
CommScope, Inc., Gtd. Notes		8.25	3/1/2027	137,000	[c]	112,340
Connect Finco Sarl, Sr. Scd. Notes		6.75	10/1/2026	785,000	[c]	738,606
eircom Finance DAC, Sr. Scd. Bonds	EUR	2.63	2/15/2027	370,000		360,901
Frontier Communications Holdings LLC, Sr. Scd. Notes		5.88	10/15/2027	184,000	[c]	167,440
Frontier Communications Holdings LLC, Sr. Scd. Notes		8.75	5/15/2030	70,000	[c]	69,796
Iliad Holding SASU, Sr. Scd. Notes		6.50	10/15/2026	407,000	[c]	388,245
Level 3 Financing, Inc., Sr. Scd. Notes		3.88	11/15/2029	200,000	[c]	144,936
Lorca Telecom Bondco SA, Sr. Scd. Bonds	EUR	4.00	9/18/2027	720,000	[c]	719,333
PLT VII Finance Sarl, Sr. Scd. Notes	EUR	4.63	1/5/2026	500,000	[c]	510,528
TalkTalk Telecom Group Ltd., Gtd. Notes	GBP	3.88	2/20/2025	160,000		165,307
Telecom Italia Capital SA, Gtd. Notes		6.00	9/30/2034	220,000		188,925
ViaSat, Inc., Sr. Unscd. Notes		5.63	9/15/2025	300,000	[c]	284,709
Zayo Group Holdings, Inc., Sr. Scd. Notes		4.00	3/1/2027	347,000	[c]	264,032
Zayo Group Holdings, Inc., Sr. Unscd. Notes		6.13	3/1/2028	110,000	[c]	67,001
					5,500,566
Transportation - .1%
First Student Bidco, Inc., Sr. Scd. Notes		4.00	7/31/2029	163,000	[c]	141,981
Utilities - 1.8%
Calpine Corp., Sr. Scd. Notes		4.50	2/15/2028	130,000	[c]	120,746
Calpine Corp., Sr. Unscd. Notes		4.63	2/1/2029	370,000	[c]	319,972
Calpine Corp., Sr. Unscd. Notes		5.00	2/1/2031	485,000	[c]	411,087
Energia Group Ni Financeco PLC, Sr. Scd. Notes	GBP	4.75	9/15/2024	380,000		455,267
Energia Group Ni Financeco PLC, Sr. Scd. Notes	GBP	4.75	9/15/2024	630,000	[c]	754,786
NRG Energy, Inc., Gtd. Notes		5.25	6/15/2029	270,000	[c]	251,038
NRG Energy, Inc., Jr. Sub. Bonds		10.25	3/15/2028	150,000	[c,e]	143,483
PG&E Corp., Sr. Scd. Notes		5.00	7/1/2028	238,000		224,981
Pike Corp., Gtd. Notes		5.50	9/1/2028	165,000	[c]	144,550
Vistra Corp., Jr. Sub. Notes		7.00	12/15/2026	326,000	[c,e]	287,217
					3,113,127
Total Bonds and Notes (cost $171,488,557)				154,542,687

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5%
Advertising - .2%
CB Poly US Holdings, Inc., Initial Term Loan, 1 Month Term SOFR +5.50%		10.31	5/20/2029	266,494	[f]	262,331
Clear Channel Outdoor Holdings, Term Loan B, 3 Month LIBOR +3.50%		8.33	8/21/2026	93,680	[f]	87,513
					349,844
Aerospace & Defense - .5%
Propulsion BC Newco LLC, Initial Term Loan, 3 Month Term SOFR +4.00%		8.90	9/14/2029	498,750	[f]	490,957
Spirit AeroSystems, Inc., New Initial Term Loan, 3 Month Term SOFR +4.50%		9.18	1/15/2027	382,692	[f]	382,884
					873,841
Airlines - .1%
American Airlines, Inc., Seventh Amendment Extended Term Loan, 6 Month Term SOFR +3.18%		8.15	2/15/2028	100,000	[f]	97,938
Automobiles & Components - .1%
Burgess Point Purchaser, Initial Term Loan, 1 Month Term SOFR +5.35%		10.16	7/25/2029	236,407	[f]	226,124
Banks - .2%
Ascensus Holdings, Inc., First Lien Initial Term Loan, 1 Month LIBOR +3.50%		8.38	8/2/2028	207,950	[f]	202,491
Ascensus Holdings, Inc., Second Lien Initial Term Loan, 3 Month LIBOR +6.50%		11.31	8/2/2029	98,446	[f]	89,094
					291,585
Building Materials - 1.2%
BME Group Holding BV, Facility Term Loan B, 3 Month EURIBOR +3.50%	EUR	5.99	10/31/2026	1,000,000	[f]	1,023,329
Cornerstone Building, New Term Loan B, 1 Month LIBOR +3.25%		7.93	4/12/2028	362,917	[f]	321,453
LSF10 XL Bidco SCA, Facility Term Loan B-4, 3 Month EURIBOR +3.93%	EUR	6.74	4/9/2028	853,470	[f]	800,750
					2,145,532
Chemicals - 2.6%
Aruba Investment Holding, Euro Term Loan B, 1 Month EURIBOR +4.00%	EUR	6.91	11/24/2027	980,000	[f]	1,034,911

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Chemicals - 2.6% (continued)
Aruba Investment Holding, First Lien Initial Dollar Term Loan, 1 Month LIBOR +3.75%		8.59	11/24/2027	117,923	[f]	115,367
ColourOZ Investment 1 GmbH, Second Lien Initial Euro Term Loan, 3 Month EURIBOR +4.25%	EUR	6.67	9/7/2022	135,290	[f]	62,357
ColourOZ Investment 2 LLC, First Lien Initial Term Loan B-2, 1-3 Month LIBOR +4.25%		10.08	9/7/2023	1,161,427	[f]	798,481
ColourOZ Investment 2 LLC, First Lien Initial Term Loan C, 1-3 Month LIBOR +4.25%		10.08	9/7/2023	191,635	[f]	131,749
ColourOZ Investment 2 LLC, Second Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%		9.07	9/21/2024	2,303,171	[d,f]	996,121
Flint Group GmbH, First Lien Initial Term Loan B-8, 3 Month LIBOR +4.25%		9.07	9/7/2021	337,529	[f]	232,051
INEOS Finance PLC, 2027-II Euro Term Loan, 3 Month EURIBOR +4.00%	EUR	4.00	11/8/2027	1,000,000	[f]	1,081,789
					4,452,826
Commercial & Professional Services - 9.1%
Albion Financing 3 Sarl, Term Loan B, 3 Month EURIBOR +5.25%	EUR	7.64	8/17/2026	1,000,000	[f]	1,064,393
Allied Universal Holdco, USD Term Loan, 1 Month Term SOFR +3.75%		8.66	5/14/2028	238,826	[f]	227,163
American Auto Auction, First Lien Tranche Term Loan B, 3 Month Term SOFR +5.15%		10.05	12/30/2027	385,125	[f]	335,444
APX Group, Inc., Initial Term Loan, 1 Month LIBOR +3.50%		8.25	7/9/2028	670	[f]	668
Axiom Global, Inc., Initial Term Loan, 1 Month LIBOR +4.75%		9.46	10/1/2026	4,837,500	[f]	4,674,234
Boels Topholding BV, Facility Term Loan B-2, 1-3 Month EURIBOR +3.25%	EUR	5.90	2/5/2027	1,000,000	[f]	1,063,759
CIBT Global, Inc., First Lien Term Loan, 3 Month LIBOR +1.00%		5.73	6/1/2024	1,055,005	[f]	764,878
Division Holding Corp., Term Loan B, 1 Month LIBOR +4.75%		9.59	5/27/2028	157,098	[f]	151,305
Electro Rent Corp., Extended Term Loan, 3 Month Term SOFR +5.50%		10.27	11/1/2024	195,313	[f]	191,406
Element Materials Technology, Delayed Draw Term Loan B, 3 Month Term SOFR +4.35%		9.25	6/24/2029	99,491	[f,h]	98,558

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Commercial & Professional Services - 9.1% (continued)
Element Materials Technology, USD Initial Term Loan B, 3 Month Term SOFR +4.35%		9.25	6/24/2029	215,564	[f]	213,543
Galaxy US Opco, Inc., Initial Term Loan, 1 Month Term SOFR +4.75%		5.25	5/2/2029	169,574	[f]	150,709
Indy US Holdco LLC, Term Loan, 3 Month EURIBOR +6.50%	EUR	6.50	3/5/2028	1,000,000	[f]	994,351
Infinitas Learning Finco, Term Loan B, 6 Month EURIBOR +4.50%	EUR	7.77	9/30/2028	1,000,000	[f]	1,060,099
Modulaire Group Holdings, Facility Term Loan B, 3 Month EURIBOR +4.50%	EUR	7.52	12/31/2028	1,000,000	[f]	1,028,155
Neptune Bidco US, Inc., Dollar Term Loan B, 3 Month Term SOFR +5.10%		9.74	4/11/2029	413,547	[f]	373,226
Praesidiad Ltd., Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	6.85	10/4/2024	1,000,000	[f]	676,007
RLG Holdings LLC, First Lien Closing Date Initial Term Loan, 1 Month LIBOR +4.00%		8.84	7/8/2028	157,057	[f]	151,835
Safe Fleet Holdings LLC, 2022 Initial Term Loan, 1 Month Term SOFR +3.85%		8.61	2/23/2029	234,408	[f]	230,207
Spring Education Group, First Lien Initial Term Loan, 3 Month Term SOFR +4.00%		8.90	7/30/2025	234,386	[f]	232,921
Swordfish Merger Sub LLC, Second Lien Initial Term Loan, 3 Month LIBOR +6.75%		7.75	2/1/2026	36,800	[f]	33,562
Villa Dutch Bidco BV, Term Loan, 3 Month EURIBOR +5.75%	EUR	7.88	11/3/2029	1,000,000	[f]	1,033,442
WP/AP Holdings, Facility Term Loan B, 3 Month EURIBOR +3.90%	EUR	6.92	11/18/2028	1,000,000	[f]	1,062,815
					15,812,680
Consumer Discretionary - 4.5%
AP Gaming I LLC, Term Loan B, 1 Month Term SOFR +4.00%		8.73	2/15/2029	263,137	[f]	260,177
Banijay Entertainment, Facility Term Loan B, 3 Month EURIBOR +3.75%	EUR	5.91	3/1/2025	1,000,000	[f]	1,080,992
Freshworld Holding IV GmbH, Facility Term Loan B-2, 6 Month EURIBOR +3.25%	EUR	5.69	10/2/2026	1,000,000	[f]	1,042,026
Recess Holdings, Inc., Second Lien Initial Term Loan, 3 Month LIBOR +7.75%		8.75	9/29/2025	59,091	[f]	58,352

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Consumer Discretionary - 4.5% (continued)
Safic - Alcan SAS, Facility Term Loan B, 3 Month EURIBOR +5.13%	EUR	8.14	7/13/2029	1,000,000	[f]	1,066,877
Scientific Games Holdings, Term Loan B-2, 3 Month Term SOFR +3.50%		8.10	4/4/2029	600,032	[f]	592,672
Silk Bidco AS, Facility Term Loan B, 6 Month EURIBOR +4.00%	EUR	7.20	2/22/2025	2,000,000	[f]	2,012,355
Stage Entertainment BV, Facility Term Loan B-2, 3 Month EURIBOR +3.25%	EUR	5.86	5/2/2026	1,000,000	[f]	1,018,758
Tecta America Corp., First Lien Initial Term Loan, 1 Month Term SOFR +4.00%		8.92	4/9/2028	746,404	[f]	733,715
					7,865,924
Consumer Durables & Apparel - .1%
S&S Holdings LLC, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		9.83	3/11/2028	270,832	[f]	256,106
Consumer Staples - .3%
Hunter Douglas, Inc., Tranche Term Loan B-1, 3 Month Term SOFR +3.50%		8.37	2/25/2029	249,372	[f]	225,148
Kronos Acquisition Holdings, Inc., Tranche Term Loan B-1, 3 Month LIBOR +3.75%		8.70	12/22/2026	400,115	[f]	385,554
					610,702
Diversified Financials - 1.7%
Advisor Group Holdings I, Term Loan B-1, 1 Month LIBOR +4.50%		9.34	7/31/2026	312,650	[f]	308,391
Apex Group Treasury LLC, Incremental Term Loan B, 3 Month Term SOFR +5.00%		9.66	7/27/2028	391,020	[f]	388,087
BHN Merger Sub, Inc., First Lien Term Loan, 3 Month Term SOFR +3.00%		7.89	6/15/2025	497,389	[f]	491,527
BHN Merger Sub, Inc., Second Lien Term Loan, 3 Month LIBOR +7.00%		11.81	6/15/2026	145,000	[f]	125,321
Edelman Financial Center, 2021 Refinancing Term Loan, 1 Month LIBOR +3.75%		8.59	4/7/2028	527,316	[f]	509,601
Edelman Financial Center, Second Lien Initial Term Loan, 1 Month LIBOR +6.75%		11.59	7/20/2026	90,000	[f]	84,623
GT Polaris, Inc., First Amendment Term Loan, 3 Month LIBOR +3.75%		8.58	9/24/2027	254,351	[f]	239,226

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Diversified Financials - 1.7% (continued)
Hudson River Trading LLC, Term Loan, 1 Month Term SOFR +3.11%		7.92	3/18/2028	407,318	[f]	381,860
Russell Investments US, 2025 New Term Loan, 6 Month LIBOR +3.50%		8.13	5/30/2025	500,000	[f]	490,860
					3,019,496
Electronic Components - .3%
Roper Industrial Product, Initial Dollar Term Loan, 3 Month Term SOFR +4.50%		9.40	11/22/2029	466,923	[f]	464,089
Energy - .9%
Freeport LNG Investments, Initial Term Loan B, 3 Month LIBOR +3.50%		8.31	12/21/2028	618,426	[f]	600,535
Traverse Midstream Partners, Advance Term Loan, 3 Month Term SOFR +3.85%		8.73	9/27/2024	639,193	[f]	630,404
WaterBridge Midstream Operating, Initial Term Loan, 3 Month LIBOR +5.75%		10.57	6/21/2026	286,750	[f]	282,470
					1,513,409
Environmental Control - .1%
Northstar Group Services, Term Loan B, 1 Month Term SOFR +5.61%		10.42	11/12/2026	248,302	[f]	245,819
Financials - .1%
Jump Financial LLC, Term Loan, 3 Month Term SOFR +4.76%		9.34	8/6/2028	199,494	[f]	184,033
Food Products - 1.9%
Alphia, Inc., Term Loan, 1 Month LIBOR +6.00%		10.84	3/5/2027	1,551,686	[f]	1,512,413
Biscuit Holding SASU, Facility Term Loan B, 6 Month EURIBOR +4.00%	EUR	7.27	2/14/2027	1,000,000	[f]	803,213
ZF Invest SAS, Term Loan B, 3 Month EURIBOR +3.93%	EUR	6.21	7/12/2028	1,000,000	[f]	980,735
					3,296,361
Food Service - .6%
Telfer Investments, Facility Term Loan B-1, 6 Month EURIBOR +4.75%	EUR	4.75	7/1/2026	1,000,000	[f]	984,748
Health Care - 7.3%
Auris Luxembourg III SA, Facility Term Loan B-1, 6 Month EURIBOR +4.00%	EUR	6.44	2/21/2026	2,000,000	[f]	1,984,039
Baart Programs, Inc., Delayed Draw Term Loan, 3 Month LIBOR +3.00%		5.38	6/11/2027	919,522	[f,h]	868,948

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Health Care - 7.3% (continued)
Baart Programs, Inc., Term Loan, 3 Month LIBOR +5.00%		9.73	6/11/2027	1,056,375	[f]	998,274
Cidron Aida Finco Sarl, Term Loan B, 3 Month EURIBOR +4.50%	EUR	7.52	6/1/2028	1,000,000	[f]	1,060,608
eResearchTechnology, Inc., First Lien Initial Term Loan, 1 Month LIBOR +4.50%		9.34	2/4/2027	179,538	[f]	169,889
Financiere Verdi I SASU, Facility Term Loan B, 3 Month SONIA +4.50%	GBP	8.68	4/15/2028	1,500,000	[f]	1,621,876
Gainwell Acquisition Corp., Term Loan B, 3 Month LIBOR +4.00%		8.90	10/1/2027	338,375	[f]	323,994
Inovie SASU, Senior Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	7.02	3/3/2028	1,000,000	[f]	999,096
Inula Natural Health Group, Senior Facility Term Loan B, 3 Month EURIBOR +3.75%	EUR	6.77	12/11/2025	903,382	[f]	887,462
LifePoint Health, Inc., First Lien Term Loan B, 3 Month LIBOR +3.75%		8.58	11/16/2025	300,000	[f]	286,500
Neuraxpharm Arzneimittel, Facility Term Loan B-1, 3 Month EURIBOR +4.25%	EUR	6.74	12/11/2027	633,857	[f]	671,092
Neuraxpharm Arzneimittel, Facility Term Loan B-2, 3 Month EURIBOR +4.25%	EUR	6.74	12/11/2027	366,143	[f]	387,651
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		11.09	2/15/2026	301,948	[f]	270,847
Radiology Partners, Inc., Replacement Term Loan B, 3 Month LIBOR +4.25%		8.88	7/9/2025	150,000	[f]	121,640
Sharp Services LLC, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		9.16	1/20/2029	151,456	[f]	149,184
Sirona BidCo SASU, Facility Term Loan B, 3 Month EURIBOR +4.25%	EUR	7.00	12/16/2028	1,000,000	[f]	1,041,803
Surgery Center Holdings, Inc., 2021 New Term Loan, 1 Month LIBOR +3.75%		8.46	8/31/2026	393,992	[f]	392,180
US Anesthesia Partners, Initial Term Loan, 1 Month LIBOR +4.25%		8.91	10/1/2028	159,242	[f]	153,843
WCG Purchaser Corp., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		8.95	1/8/2027	379,926	[f]	359,982
					12,748,908

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Industrial - .3%
Osmose Utilities Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		3.75	6/22/2028	230,450	[f]	221,693
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		9.16	3/8/2025	260,406	[f]	232,847
					454,540
Information Technology - 5.1%
AppLovin Corp., Initial Term Loan, 1 Month Term SOFR +3.45%		8.16	8/15/2025	254,336	[f]	254,097
Ascend Learning LLC, Initial Term Loan, 1 Month LIBOR +3.60%		8.22	12/10/2028	244,381	[f]	226,227
AthenaHealth Group, Inc., Initial Delayed Draw Term Loan, 3 Month Term SOFR +3.50%		3.50	2/15/2029	46,295	[f,h]	43,459
AthenaHealth Group, Inc., Initial Term Loan, 1 Month Term SOFR +3.50%		8.26	2/15/2029	376,846	[f]	353,764
Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, 1 Month LIBOR +3.75%		8.59	10/2/2025	392,520	[f]	388,228
Boxer Parent Co., Inc., 2021 Replacement EURO Term Loan, 1 Month EURIBOR +4.00%	EUR	6.91	10/2/2025	982,592	[f]	1,036,316
Camelia Bidco Ltd., Facility Term Loan B-1, 3 Month SONIA +4.77%	GBP	8.95	10/5/2024	1,500,000	[f]	1,750,941
Concorde Lux Sarl, Term Loan B, 3 Month EURIBOR +4.00%	EUR	6.13	3/1/2028	1,000,000	[f]	1,047,898
CT Technologies, 2021 Reprice Term Loan, 1 Month LIBOR +4.25%		9.09	12/16/2025	105,555	[f]	100,912
ECL Entertainment LLC, Term Loan B, 1 Month Term SOFR +7.50%		12.42	4/30/2028	176,022	[f]	176,353
Finthrive Software Intermediate, Term Loan, 1 Month LIBOR +4.00%		8.84	12/17/2028	233,428	[f]	217,964
Genesys Cloud Services, Initial Euro Term Loan B-4, 3 Month EURIBOR +4.25%	EUR	6.74	12/1/2027	992,405	[f]	1,061,917
Grab Holdings, Inc., Initial Term Loan, 1 Month LIBOR +4.85%		9.35	1/29/2026	124,060	[f]	123,843
Hyland Software, Inc., 2021-1 Incremental Facility Term Loan, 1 Month LIBOR +6.25%		11.09	7/10/2025	155,000	[f]	148,800
Idera, Inc., First Lien Initial Term Loan, 3 Month LIBOR +3.75%		8.51	3/2/2028	319,186	[f]	305,421

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Information Technology - 5.1% (continued)
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	8.50	10/15/2028	318,392	[f]	301,839
Mitchell International, Second Lien Initial Term Loan, 1 Month LIBOR +6.50%	11.34	10/15/2029	107,692	[f]	94,096
Mitnick Corporate Purchaser, Initial Term Loan, 3 Month Term SOFR +4.75%	9.53	5/2/2029	222,880	[f]	210,622
Polaris Newco LLC, First Lien Dollar Term Loan, 3 Month LIBOR +4.00%	9.16	6/4/2028	300,001	[f]	274,417
Quest Software, Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.25%	9.08	2/1/2029	389,023	[f]	319,539
UKG, Inc., 2021 Second Lien Incremental Term Loan, 3 Month LIBOR +5.25%	10.03	5/3/2027	70,000	[f]	67,445
UKG, Inc., First Lien Initial Term Loan, 3 Month LIBOR +3.75%	8.58	5/3/2026	293,479	[f]	289,298
				8,793,396
Insurance - 3.4%
Acrisure LLC, 2022 Additional Term Loan, 3 Month Term SOFR +5.75%	10.45	2/15/2027	289,275	[f]	287,829
Amynta Agency Borrower, 2023 Refinancing Term Loan, 3 Month Term SOFR +5.10%	9.99	2/28/2028	546,108	[f]	526,312
Asurion LLC, New Term Loan B-4, 1 Month LIBOR +5.25%	10.09	1/20/2029	71,244	[f]	59,168
Asurion LLC, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%	10.09	2/3/2028	1,083,367	[f]	906,507
OneDigital Borrower LLC, 2021 Term Loan B, 1 Month Term SOFR +4.35%	9.16	11/16/2027	259,343	[f]	250,266
Sedgwick CMS, Inc., Term Loan B, 3 Month Term SOFR +3.75%	8.56	2/24/2028	337,592	[f]	334,076
Selectquote, Inc., Initial Term Loan, 1 Month LIBOR +8.10%	12.91	11/5/2024	3,747,665	[f,i]	3,522,805
				5,886,963
Internet Software & Services - 2.7%
CNT Holdings I Corp., First Lien Initial Term Loan, 3 Month Term SOFR +3.50%	8.13	11/8/2027	500,447	[f]	493,440
Endure Digital, Inc., Initial Term Loan, 1 Month LIBOR +3.50%	8.22	2/10/2028	194,249	[f]	182,108

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Internet Software & Services - 2.7% (continued)
ION Trading Finance Ltd., Initial Dollar Term Loan, 3 Month LIBOR +4.75%		9.91	4/1/2028	127,725	[f]	120,781
ION Trading Finance Ltd., Initial Euro Term Loan, 3 Month EURIBOR +4.25%	EUR	7.27	4/1/2028	1,965,000	[f]	1,991,758
Magnite, Inc., Initial Term Loan, 1 Month LIBOR +5.00%		9.72	4/30/2028	239,391	[f]	230,414
MH Sub I LLC, 2020 June New Term Loan, 1 Month LIBOR +3.75%		8.59	9/15/2024	273,593	[f]	269,618
Proofpoint, Inc., Initial Term Loan, 1 Month LIBOR +3.25%		8.09	8/31/2028	482,578	[f]	472,791
THG Operations Holdings, Facility Term Loan, 6 Month EURIBOR +4.50%	EUR	4.50	12/11/2026	1,000,000	[f]	907,689
					4,668,599
Materials - 1.0%
Berlin Packaging LLC, Tranche Term Loan B-5, 1-3 Month LIBOR +3.75%		8.67	3/11/2028	205,895	[f]	203,248
Charter Next Generation, 2021 Refinancing Term Loan, 1 Month Term SOFR +3.75%		8.67	12/1/2027	78,174	[f]	77,337
Clydesdale Acquisition, Term Loan B, 1 Month Term SOFR +4.18%		9.08	4/13/2029	284,827	[f]	278,810
Grinding Media, Inc., First Lien Initial Term Loan, 1 Month LIBOR +4.00%		8.70	10/12/2028	219,233	[f]	207,175
MAR Bidco Sarl, USD Facility Term Loan B, 3 Month LIBOR +4.30%		9.03	6/28/2028	108,675	[f]	100,660
Mauser Packaging Solutions, Initial Term Loan, 3 Month Term SOFR +4.00%		8.78	8/10/2026	200,000	[f]	198,750
Proampac PG Borrower LLC, 2020-1 Term Loan, 3 Month LIBOR +3.75%		8.40	11/3/2025	471,340	[f]	462,149
Valcour Packaging LLC, Second Lien Initial Term Loan, 3 Month LIBOR +7.00%		11.23	9/30/2029	240,000	[f]	159,600
					1,687,729
Media - 1.5%
Cengage Learning, Inc., 2021 Refinancing Term Loan, 6 Month LIBOR +4.75%		9.88	7/14/2026	244,380	[f]	227,427
DIRECTV Financing LLC, Closing Date Term Loan, 1 Month LIBOR +5.00%		9.84	8/2/2027	596,741	[f]	575,653

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Media - 1.5% (continued)
NEP Europe Finco BV, Initial Euro Term Loan, 1 Month EURIBOR +3.50%	EUR	6.41	10/20/2025	1,924,623	[f]	1,838,871
					2,641,951
Metals & Mining - .1%
Amer Rock Salt Co., LLC, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		8.84	6/11/2028	259,340	[f]	250,587
Retailing - .2%
Great Outdoors Group LLC, Term Loan B-2, 1 Month LIBOR +3.75%		8.59	3/5/2028	115,800	[f]	114,498
Staples, Inc., 2019 Refinancing New Term Loan B-1, 3 Month LIBOR +5.00%		9.81	4/12/2026	191,987	[f]	177,249
					291,747
Semiconductors & Semiconductor Equipment - .3%
Natel Engineering Co., Inc., Initial Term Loan, 1 Month LIBOR +6.25%		11.11	4/30/2026	660,961	[f]	588,255
Technology Hardware & Equipment - 1.4%
Atlas CC Acquisition Corp., First Lien Term Loan B, 3 Month Term SOFR +4.51%		9.40	5/25/2028	349,148	[f]	302,013
Atlas CC Acquisition Corp., First Lien Term Loan C, 3 Month Term SOFR +4.51%		9.40	5/25/2028	71,013	[f]	61,426
Kronosnet CX Bidco, Term Loan B, 3 Month EURIBOR +5.75%	EUR	8.17	10/25/2029	1,000,000	[f]	1,002,257
Mcafee Corp., Tranche Term Loan B-1, 1 Month Term SOFR +3.85%		8.52	3/1/2029	280,259	[f]	264,355
Optiv Security, Inc., First Lien Initial Term Loan, 1 Month LIBOR +3.25%		8.09	2/1/2024	309,120	[f]	304,560
Perforce Software, Inc., Term Loan, 1 Month LIBOR +3.75%		8.59	7/1/2026	259,330	[f]	242,004
VeriFone Systems, Inc., First Lien Initial Term Loan, 3 Month LIBOR +4.00%		8.96	8/20/2025	250,000	[f]	215,344
					2,391,959
Telecommunication Services - 1.2%
CCI Buyer, Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.00%		8.90	12/17/2027	597,373	[f]	590,653
Consolidated Communications, Term Loan B-1, 1 Month LIBOR +3.50%		8.38	10/2/2027	190,000	[f]	151,929

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 49.5% (continued)
Telecommunication Services - 1.2% (continued)
Intelsat Jackson Holdings, Term Loan B, 3 Month Term SOFR +4.40%		4.90	2/1/2029	309,088	[f]	306,512
Lorca Finco PLC, Facility Term Loan B, 6 Month EURIBOR +4.20%	EUR	6.77	9/18/2027	1,000,000	[f]	1,067,750
					2,116,844
Transportation - .1%
OLA Netherlands BV, Term Loan, 1 Month Term SOFR +6.35%		11.11	12/3/2026	144,223	[f]	137,733
Worldwide Express, Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.00%		9.16	7/26/2028	93,869	[f]	91,170
					228,903
Utilities - .4%
Compass Power Generation, Tranche Term Loan B-2, 1 Month Term SOFR +4.36%		8.98	4/14/2029	194,076	[f]	193,652
Eastern Power LLC, Term Loan B, 3 Month LIBOR +3.75%		8.91	10/2/2025	283,245	[f]	261,227
Hamilton Projects Acquiror, Term Loan, 3 Month LIBOR +4.50%		9.66	6/26/2027	300,000	[f]	298,179
					753,058
Total Floating Rate Loan Interests (cost $92,479,932)				86,194,496
				Shares	[b]
Common Stocks - .1%
Information Technology - .1%
Skillsoft Corp.				104,668	[j]	209,336
Media - .0%
Altice USA, Inc., Cl. A				2,500	[j]	8,550
Total Common Stocks (cost $1,158,018)				217,886

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,713,651)	4.89	5,713,651	[k] 5,713,651
Total Investments (cost $270,840,158)		141.7%	246,668,720
Liabilities, Less Cash and Receivables		(41.7%)	(72,583,417)
Net Assets		100.0%	174,085,303

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $144,162,524 or 82.81% of net assets.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

h Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

i The fund held Level 3 securities at March 31, 2023. These securities were valued at $3,522,805 or 2.0% of net assets.

j Non-income producing security.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	48.1
Consumer, Non-cyclical	25.5
Consumer, Cyclical	14.0
Communications	12.6
Financial	10.7
Industrial	8.4
Technology	8.0
Energy	4.5
Basic Materials	4.4
Investment Companies	3.3
Utilities	2.2
141.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 3/31/2022	Purchases ($)†	Sales ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.3%	10,106,575	272,736,384	(277,129,308)	5,713,651	265,210

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Goldman Sachs & Co. LLC
British Pound	280,000	United States Dollar	346,934	4/24/2023	(1,353)
United States Dollar	9,185,071	British Pound	7,490,000	4/24/2023	(59,209)
Euro	3,060,000	United States Dollar	3,338,222	4/24/2023	(15,198)
United States Dollar	96,731,238	Euro	89,665,000	4/24/2023	(640,967)
Gross Unrealized Depreciation					(716,727)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	265,126,507	240,955,069
Affiliated issuers	5,713,651	5,713,651
Cash		449,723
Cash denominated in foreign currency	1,402,252	1,400,399
Receivable for investment securities sold		4,791,170
Dividends and interest receivable		4,336,704
Cash collateral held by broker—Note 4		1,270,000
Tax reclaim receivable—Note 1(b)		2,870
		258,919,586
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,002,820
Loan payable ($71,000,000 face amount, respectively, report net of unamortized debt issuance cost of $150,452)—Note 2		70,849,548
Payable for investment securities purchased		8,032,063
Distributions payable		4,119,210
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		716,727
Directors’ fees and expenses payable		19,025
Interest and loan fees payable—Note 2		16,780
Other accrued expenses		78,110
		84,834,283
Net Assets ($)		174,085,303
Composition of Net Assets ($):
Paid-in capital		207,872,609
Total distributable earnings (loss)		(33,787,306)
Net Assets ($)		174,085,303

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	2,059,605
Net Asset Value Per Share ($)	84.52

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2023

Investment Income ($):
Income:
Interest	21,931,995
Dividends:
Unaffiliated issuers	1,152
Affiliated issuers	265,210
Total Income	22,198,357
Expenses:
Management fee—Note 3(a)	3,207,329
Interest expense and loan fees—Note 2	4,015,397
Custodian fees—Note 3(b)	372,382
Professional fees	183,207
Directors’ fees and expenses—Note 3(c)	71,732
Shareholders’ reports	48,897
Shareholder servicing costs	12,042
Chief Compliance Officer fees—Note 3(b)	9,328
Miscellaneous	501,852
Total Expenses	8,422,166
Net Investment Income	13,776,191
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(20,752,728)
Net realized gain (loss) on forward foreign currency exchange contracts	7,599,092
Net Realized Gain (Loss)	(13,153,636)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,854,240)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(643,643)
Net Change in Unrealized Appreciation (Depreciation)	(15,497,883)
Net Realized and Unrealized Gain (Loss) on Investments	(28,651,519)
Net (Decrease) in Net Assets Resulting from Operations	(14,875,328)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2023

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(132,821,121)
Proceeds from sales of portfolio securities	163,378,179
Net purchase (sales) of short-term securities	5,910,777
Dividends and interest income received	21,531,349
Interest and loan fees paid	(4,057,252)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(3,597,460)
Operating expenses paid	(907,120)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	7,599,092
Net Cash Provided (or Used) in Operating Activities		57,036,444
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(15,365,413)
Cost of shares redeemed	(18,985,640)
Decrease in loan outstanding	(22,000,000)
Net Cash Provided (or Used) in Financing Activities		(56,351,053)
Effect of Foreign Exchange Rate Changes on Cash		4,888
Net Increase (Decrease) in Cash		690,279
Cash and cash denominated in foreign currency at beginning of period†		2,429,843
Cash and Cash Denominated in Foreign Currency at End of Period†		3,120,122
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(14,875,328)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash
Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		56,968,030
Increase in dividends and interest receivable		(664,138)
Increase in receivable for investment securities sold		(2,869,353)
Increase in Tax Reclaim		(2,870)
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(8,421)
Increase in payable for investment securities purchased		3,121,886
Increase in interest and loan fees payable		8,242
Increase in unamortized debt issuance cost		(50,097)
Increase in Directors' fees and expenses payable		4,858
Decrease in other accrued expenses		(94,248)
Net change in unrealized (appreciation) depreciation on investments		15,497,883
Net Cash Provided (or Used) in Operating Activities		57,036,444

†	Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2023	2022
Operations ($):
Net investment income	13,776,191	20,203,536
Net realized gain (loss) on investments	(13,153,636)	17,590,065
Net change in unrealized appreciation (depreciation) on investments	(15,497,883)	(30,171,406)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,875,328)	7,622,195
Distributions ($):
Distributions to shareholders	(15,496,181)	(18,494,724)
Capital Stock Transactions ($):
Cost of shares redeemed	(18,985,640)	(25,151,530)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(18,985,640)	(25,151,530)
Total Increase (Decrease) in Net Assets	(49,357,149)	(36,024,059)
Net Assets ($):
Beginning of Period	223,442,452	259,466,511
End of Period	174,085,303	223,442,452
Capital Share Transactions (Shares):
Shares redeemed	(219,505)	(242,900)
Net Increase (Decrease) in Shares Outstanding	(219,505)	(242,900)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
	2023	2022	2021	2020[a]
Per Share Data ($):
Net asset value, beginning of period	98.04	102.88	70.25	100.00
Investment Operations:
Net investment income[b]	6.35	8.40	7.39	3.29
Net realized and unrealized gain (loss) on investments	(12.62)	(5.42)	32.49	(29.41)
Total from Investment Operations	(6.27)	2.98	39.88	(26.12)
Distributions:
Dividends from net investment income	(7.25)	(7.82)	(7.25)	(3.63)
Net asset value, end of period	84.52	98.04	102.88	70.25
Total Return (%)	(6.00)	2.78	57.72	(26.60)[c]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	4.45	2.89	2.85	2.56[d]
Ratio of interest expense and loan fees to average net assets	2.12	.84	.79	.84[d]
Ratio of net investment income to average net assets	7.28	8.12	7.86	5.67[d]
Portfolio Turnover Rate	51.88	59.22	56.47	34.44[c]
Net Assets, end of period ($ x 1,000)	174,085	223,442	259,467	186,385
Average borrowings outstanding ($ x 1,000)	80,910	93,000	89,597	35,321
Weighted average number of fund shares outstanding ($ x 1,000)	2,170	2,406	2,625	2,653
Average amount of debt per share ($)	37.29	38.65	34.13	13.31

a From August 31, 2019 (commencement of operations) to March 31, 2020.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund has a limited term of approximately six years. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund will terminate at the close of business on August 30, 2025, the sixth anniversary of the closing date of the fund’s initial public offering (the “Termination Date”), although the fund’s Board of Directors (the “Board”) may choose to commence the liquidation and termination of the fund prior to the Termination Date. The Board may also, in its sole discretion and without stockholder approval, extend the Termination Date by up to one year to a date on or before August 30, 2026, the seventh anniversary of the fund’s initial public offering, which date shall then become the Termination Date.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), serves as the fund’s sub-adviser. Prior to November 1, 2022 (the “Closing Date”), the Sub-Adviser served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. Prior to the Closing Date, the Sub-Adviser was an indirect subsidiary of BNY Mellon and an affiliate of the Adviser.

On May 30, 2022, BNY Mellon entered into a definitive agreement to sell all of its indirect equity interest in Alcentra Group Holdings, Inc., including its subsidiary the Sub-Adviser (the “Transaction”), to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions. The Transaction was completed on the Closing Date.

As a result of the Transaction, there was a “change in control” of the Sub-Adviser, which effected an assignment and automatic termination of the Prior Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Act, as of the Closing Date. Consequently, the fund’s Board of Directors (the “Board”) had approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, with respect to the fund, and called a Special

Meeting of Stockholders to seek stockholder approval of the New Sub-Advisory Agreement. At Special Meetings of Stockholders held on October 13, 2022, November 17, 2022, December 14, 2022 and March 1, 2023, votes were presented and counted but the fund did not receive enough votes to reach the required threshold to approve the New Sub-Advisory Agreement. At the reconvened Special Meeting of Stockholders held on March 16, 2023, stockholders of the fund approved the New Sub-Advisory Agreement. See Proxy Results.

From the Closing Date through March 16, 2023, while stockholder approval had not yet been obtained for the New Sub-Advisory Agreement, the Sub-Adviser served as sub-adviser to the fund pursuant to an interim sub-investment advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”), which was approved by the fund’s Board, but did not require stockholder approval. Implementation of the Interim Sub-Advisory Agreement permitted the Sub-Adviser to continue to provide investment management of the fund’s assets while the fund continued to seek stockholder approval of the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement expired upon stockholder approval and effectiveness of the New Sub-Advisory Agreement.

There was no increase in the advisory fee payable by the fund to the Adviser as a consequence of the Transaction and the sub-advisory fee payable by the Adviser to the Sub-Adviser under the Interim Sub-Advisory Agreement was and New Sub-Advisory Agreement is the same as that payable by the Adviser to the Sub-Adviser under the Prior Sub-Advisory Agreement. The Interim Sub-Advisory Agreement was and the New Sub-Advisory Agreement is substantially similar in material respects to the Prior Sub-Advisory Agreement and the fund’s investment strategy and management policies currently are not expected to change in connection with the implementation of the New Sub-Advisory Agreement.

The fund determines its net asset value quarterly for purposes of compliance with the Act, although it also calculates and publishes a daily net asset value. Stockholders are not able to transact in the fund’s shares on a daily basis and, as a result, should consider the daily net asset value provided by the fund for informational purposes only. Stockholders should not rely on third-party information that uses the published daily net asset value to calculate the fund’s performance. The fund’s performance, based on its quarterly net asset value, will be provided in the fund’s reports to stockholders.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities, equity securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository

NOTES TO FINANCIAL STATEMENTS (continued)

Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Certain of the fund’s investments will be fair valued in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realizes upon the disposal of such investments. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	83,707,549	-	83,707,549
Corporate Bonds	-	70,835,138	-	70,835,138
Equity Securities - Common Stocks	217,886	-	-	217,886
Floating Rate Loan Interests	-	82,671,691	3,522,805	86,194,496
Investment Companies	5,713,651	-	-	5,713,651
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(716,727)	-	(716,727)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 3/31/2022†	3,661,412
Purchases/Issuances	38,364
Sales/Dispositions	(104,669)
Net realized gain (loss)	550
Change in unrealized appreciation (depreciation)	(72,852)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 3/31/2023†	3,522,805
The amount of total gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2022	(72,852)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Interest income from investments in collateralized loan obligations (“CLO”) equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Sub-Adviser monitors the expected cash flows from the fund’s CLO equity investments and effective yield is determined and adjusted as needed.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the fund’s shares of common stock (“Common Shares”) represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Foreign Investment Risk: To the extent that the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Credit Risk: The fund invests primarily in credit instruments, which are subject to credit risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets (as defined below) in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.

Floating Rate Loan Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade quality, and inherently speculative. In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the borrower’s loan.

Collateralized Debt Obligations Risk: The fund invests in Collateralized Debt Obligations (“CDO”), including CLOs. CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that

NOTES TO FINANCIAL STATEMENTS (continued)

distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Direct Lending Risk: The fund may directly originate loans as part of its Direct Lending Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the fund’s realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) changes in laws and regulations, as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-adviser from making a fully informed investment decision and cause the fund to lose money on its investments.

Additional information section within this report provides more details about the fund’s principal risk factors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. To permit the fund to maintain a more stable quarterly distribution, the fund may from time to time distribute less than the entire amount of income earned in a particular period. Any such undistributed income would be available to supplement future distributions. As a result, the distributions paid by the fund for any particular quarterly period may be more or less than the amount of income actually earned by the fund during that period. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 24, 2023, the Board declared a cash dividend of $2.00 per share from undistributed net investment income, payable on April 3, 2023 to stockholders of record as of the close of business on March 10, 2023. The ex-dividend date was March 9, 2023.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2023, the components of accumulated earnings on a tax basis were as follows: ordinary income $12,838,217, accumulated capital losses $19,876,458 and unrealized depreciation $22,629,855.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2023. The fund has $6,842,207 of short-term capital losses and $13,034,251 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2023 and March 31, 2022 were as follows: ordinary income $15,496,181 and $18,494,724, respectively.

During the period ended March 31, 2023, as a result of permanent book to tax differences, primarily due to excise tax paid, the fund increased total distributable earnings (loss) by $247,636 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) Share repurchases: As disclosed in its prospectus, beginning approximately one year after the completion of the fund’s initial public offering and ending upon the adoption by the Board of a plan of liquidation, the fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of its Common Shares then outstanding in the sole discretion of the Board. Any tender offer will be made, and shareholders will be notified, in accordance with the requirements of the Act and the Securities Exchange Act of 1934, as amended. When the fund conducts a tender offer, shareholders should read carefully the tender offer documents once they are filed with the SEC and become available, as they will contain important information about the offer.

During the period, the fund conducted four quarterly tender offers. The final results of those tender offers were as follows:

Tender Offer Period	Number of Shares Tendered	Number of Tendered Shares Purchased	Pro-Ration Factor	Purchase Price*
April 14, 2022 – May 13, 2022	272,622	56,978	.20957	$98.03
July 15, 2022 – August 12, 2022	240,408	55,553	.23188	$83.38
October 14, 2022 – November 14, 2022	222,232	54,164	.24445	$81.15
January 18, 2023 – February 14, 2023	223,385	52,810	.237384	$82.80

* Purchase Price is equal to 100% of the fund’s net asset value per share as of March 31, 2022 for the second quarter of 2022, June 30, 2022 for the third quarter of 2022, September 30, 2022 for the fourth quarter of 2022 and December 31, 2022 for the first quarter of 2023.

(i) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB

NOTES TO FINANCIAL STATEMENTS (continued)

Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Borrowings:

The fund has a $105,000,000 Revolving Credit and Security Agreement with Societe Generale (the “Agreement”), which will terminate on September 6, 2024 (or the prior business day, as necessary). Prior to September 6, 2022, the Agreement was $132,000,000. Under the terms of the Agreement, the fund may borrow “Advance Rate” (means, at any date, the quotient (expressed as a percentage) of (i) the Total Outstanding’s at such date plus all accrued and unpaid interest on the Loans as of such date divided by (ii) the Aggregate Eligible Collateral Value at such date.). The interest paid by the fund on such Advance Rate is determined with reference to the principal amount of each Advance Rate outstanding from time to time. The fund also paid additional fees pursuant to the Agreement. During the period ended March 31, 2023, total fees pursuant to the Agreement amounted to $4,015,397 inclusive of $3,645,884 of interest expenses and $369,513 of loan fees.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2023 was $80,909,589, with a related weighted average annualized interest rate of 4.51%. The fund’s borrowings under the Agreement are secured by its portfolio holdings.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a Management Agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s “Managed Assets” determined as of the last day of each quarter, and is payable quarterly in arrears. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .625% of the value of the fund’s Managed Assets determined as of the last day of each quarter, and payable quarterly in arrears.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2023, the fund was charged $372,382 pursuant to the custody agreement.

During the period ended March 31, 2023, the fund was charged $9,328 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $757,505, Custodian fees of $243,000 and Chief Compliance Officer fees of $2,315.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2023, amounted to $135,574,983 and $164,926,261, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At March 31, 2023, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2023 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2023 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(716,727)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(716,727)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(716,727)

NOTES TO FINANCIAL STATEMENTS (continued)

The following table present derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Goldman Sachs & Co. LLC	(716,727)		-	716,727		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2023:

Average Market Value ($)
Forward contracts	111,135,057

At March 31, 2023, the cost of investments for federal income tax purposes was $269,333,484; accordingly, accumulated net unrealized depreciation on investments was $22,664,764, consisting of $1,216,124 gross unrealized appreciation and $23,880,888 gross unrealized depreciation.

NOTE 5—Subsequent Events:

The fund conducted a quarterly tender offer for up to 2.5% of its issued and outstanding Common Shares, which commenced on April 17, 2023 and expired at 5:00 p.m. Eastern time on May 12, 2023. The tender offer was oversubscribed. Therefore, in accordance with the terms and conditions of the tender offer, the fund will purchase shares from all tendering stockholders on a pro rata basis, after disregarding fractions, based on the number of shares properly tendered (and not timely withdrawn) by or on behalf of each stockholder. The final results of the tender offer are provided in the table below.

Number of Shares Tendered	Number of Tendered Shares to Be Purchased	Pro-Ration Factor	Purchase Price*
302,728	51,490	.17077	$84.52

* Purchase Price is equal to 100% of the fund’s net asset value per share as of March 31, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the Fund), including the statement of investments, as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years in the three-year period then ended and for the period from August 30, 2019 (commencement of operations) to March 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from August 30, 2019 (commencement of operations) to March 31, 2020 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
May 23, 2023

ADDITIONAL INFORMATION (Unaudited)

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Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to seek to provide total return consisting of high current income and capital appreciation. The fund’s investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objective.

Principal Investment Strategies. Under normal market conditions, the fund invests at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first and second lien senior secured loans, as well as investments in participations and assignments of such loans; senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; unitranche loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes. To the extent that the fund invests in derivative instruments with economic characteristics similar to those credit instruments, the value of such investments will be included for purposes of the fund’s 80% investment policy.

The fund invests a substantial portion of its Managed Assets, and may invest without limit, in credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the nationally recognized statistical rating organizations (“NRSROs”) that rate such instruments, or, if unrated, determined to be of comparable quality by the Sub-Adviser. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” instruments, are regarded as having predominantly speculative characteristics with respect to an obligor’s capacity to pay interest and repay principal and are more susceptible to default or decline in market value due to adverse economic and business developments than higher quality instruments. The fund also may invest in investment grade credit instruments. The fund may invest in credit instruments that, at the time of investment, are: (i) distressed or defaulted; (ii) of any credit quality, maturity and/or duration; and (iii) illiquid, unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or subject to contractual restrictions on their resale (“restricted securities”).

As a global fund, the fund may invest in issuers located anywhere in the world. Under normal market conditions, the fund invests at least 40% (unless market conditions are not deemed favorable, in which case the fund would invest at least 30%) of its Managed Assets in issuers that have significant exposure to the economies of countries other than the United States. Issuers that have significant exposure to the economies of countries other than the United States are issuers that are organized or domiciled in a foreign country or have at least 50% of their assets outside the United States or at least 50% of their revenues or profits are from goods produced or sold, investments made, or services performed outside the United States. The fund focuses its foreign investments in countries in Western and Northern Europe, although the fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country outside the United States and will not invest more than 25% of its Managed Assets in companies located in emerging markets. The fund currently expects that it will invest at least 25% of its Managed Assets in U.S. issuers. The fund will not invest more than 25% of its Managed Assets in issuers in any one particular industry.

The fund’s investments in European companies are generally anticipated to be in companies in Western and Northern European countries, including the United Kingdom, Ireland, France, Germany, Austria and Switzerland, as well as the Benelux countries (Belgium, the Netherlands and Luxembourg) and the Scandinavian countries (Sweden, Denmark, Norway and Finland). Other European countries in which the fund may seek to invest include, but are not limited, to Spain, Italy, Greece and Portugal. The fund expects that, under normal market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the fund’s portfolio, to manage foreign currency risk, or as part of a hedging strategy. Although the fund is not limited in the types of derivatives it can use, the fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund’s net assets. The fund currently expects that its use of derivatives will consist principally of foreign currency forward contracts.

The fund may employ leverage to enhance its potential for achieving its investment objective. The fund’s use of leverage may increase or decrease from time to time in its discretion and the fund may, in the future, determine not to use leverage. The fund is permitted to borrow money in an amount up to 33-1/3% of its total assets. The fund currently intends to employ leverage through Borrowings from financial institutions in an aggregate amount of approximately 30% of the fund’s total assets immediately after such Borrowings.

Credit Strategies

The Sub-Adviser intends to construct the fund’s investment portfolio by allocating the fund’s assets to credit instruments and related investments in the following strategies: (i) Senior Secured Loans; (ii) Direct Lending and Subordinated Loans; (iii) Special Situations; (iv) Structured Credit; and (v) Corporate Debt (collectively, the “Credit Strategies”). The Sub-Adviser has considerable latitude in allocating the fund’s Managed Assets and the composition of the fund’s investment portfolio will vary over time, based on the allocation to the Credit Strategies and the fund’s exposure to different types of credit instruments. Allocations among the Credit Strategies will vary over time, perhaps significantly, and the fund may not be invested in all of the Credit Strategies at all times and may maintain zero exposure to a particular Credit Strategy or type of credit instrument.

The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The fund’s primary portfolio managers set target allocations for each Credit Strategy, which may be modified at any time. The percentage allocations among Credit Strategies may, from

ADDITIONAL INFORMATION (Unaudited) (continued)

time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. At least quarterly, the fund’s primary portfolio managers review the percentage allocations to each Credit Strategy and rebalance the fund’s portfolio and/or modify the target allocations as they deem necessary or appropriate in light of economic and market conditions, available investment opportunities and the relative returns and risks then represented by each type of security.

Senior Secured Loans Strategy. The Senior Secured Loans Strategy seeks to generate attractive returns by investing in the secured debt of borrowers in the higher credit quality categories of the below investment grade corporate debt market. As part of this strategy, the fund may invest in first lien secured floating rate loans (“Senior Secured Loans”), which typically are syndicated. Senior Secured Loans are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. The fund also may purchase participations and assignments in, and commitments to purchase, Senior Secured Loans. Investments in Senior Secured Loans may provide more favorable exposure to the below investment grade corporate debt market due to their senior position in an issuer’s capital structure, which promotes lower price volatility and higher recoveries in the event of default. Senior Secured Loans also may provide additional protection through financial covenants and access to private management accounting information from the borrower. There also is a more established market for syndicated Senior Secured Loans, which, under normal market conditions, may facilitate a more liquid trading environment.

Direct Lending and Subordinated Loans Strategy. The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses with an enterprise value of up to $1 billion (or the foreign currency equivalent). As part of this strategy, the fund may originate direct loans to companies where the fund would benefit from a first lien senior priority ranking in the company’s capital structure. The fund also may engage in unitranche lending, in which a senior loan tranche and a mezzanine loan tranche of an issuer are blended into a single first ranking tranche of debt. These loans are typically arranged so that they pay a floating rate of interest made up of a base rate, such as SOFR, plus an additional margin to compensate for credit risk (such margin may be paid fully in cash or may incorporate a “payment-in-kind” or “PIK” component which is not paid in cash, but which accrues and is added to the outstanding principal amount to be paid on the contractual maturity date). As part of the Direct Lending Strategy, in certain circumstances, the fund may take an equity position in a company it lends to.

The fund also may invest in second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans (“Subordinated Loans”). These Subordinated Loans sit below the senior secured debt in a company’s capital structure, but have priority over the company’s bonds and equity securities. The fund, from time to time, also may seek to participate in the upside gain of a business through the exercise of warrants or other equity securities acquired in connection with its investment in a Subordinated Loan.

Special Situations Strategy. The Special Situations Strategy seeks to generate attractive returns by investing in specialized credit opportunities in the below investment grade debt markets, on both a long-term and short-term basis. As part of this strategy, the fund may invest in loans and other credit instruments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and other special situations (collectively, “Special Situations Investments”). The Sub-Adviser intends to focus the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. The Sub-Adviser expects to seek opportunistic investment opportunities where it believes that the return potential exceeds the downside risk. Consequently, the fund’s Special Situations Investments will focus on loans and other secured credit instruments over equity securities, as those credit instruments provide a claim on an issuer’s assets. As part of this strategy, however, the fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments.

Structured Credit Strategy. The Structured Credit Strategy seeks to generate attractive returns by investing predominately in the mezzanine tranches (i.e., those rated below the senior tranches but above the most junior tranches) and most junior tranches of CLOs backed by Senior Secured Loans. When analyzing the value and suitability of CLO tranches, the Sub-adviser assesses collateral composition, subordination levels and cash flow levels. The underlying portfolio is reviewed by the Sub-adviser, which looks at, among other things: downgrade and default risk for individual credits; recovery rate expectations and the amount of second lien and mezzanine exposure in the portfolio; and the pricing on the underlying portfolio.

In addition to investing in CLOs and other CDOs backed by Senior Secured Loans, as part of the Structured Credit Strategy, the fund also may invest in structured notes and credit-linked notes that provide exposure to Senior Secured Loans, as well as asset-backed securities, including mortgage-backed securities. These instruments collectively are referred to herein as “Structured Credit Investments.” The Sub-Adviser believes attractive returns in Structured Credit Investments can be achieved through a combination of current income and price appreciation due to the discounted valuations of many of these investments.

Corporate Debt Strategy. The Corporate Debt Strategy seeks to capture the higher yields offered by below investment grade corporate credit instruments while managing the fund’s exposure to interest rate movements. As part of this strategy, the fund may invest in corporate debt obligations including corporate bonds, debentures, notes, commercial paper and other similar instruments, such as certain convertible securities (“Corporate Debt”). The Sub-Adviser expects that most of the Corporate Debt the fund will invest

ADDITIONAL INFORMATION (Unaudited) (continued)

in will be rated below investment grade. The fixed rate Corporate Debt in which the fund invests typically will be unsecured, while the floating rate Corporate Debt in which the fund invests typically will be secured.

Non-Principal Investment Strategies. Although not a principal investment strategy, the fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: (i) equity securities of issuers that are related to the fund’s investments in credit instruments, such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock); (ii) U.S. and foreign government securities; (iii) short-term fixed income securities and money market instruments; (iv) other investment companies; and (v) repurchase and reverse repurchase agreements.

During temporary defensive periods or in order to keep the fund’s cash fully invested, including during the wind-down period of the fund, the fund may deviate from its investment objective and policies. During such periods, the fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed-income and other securities. Accordingly, during such periods, the fund may not achieve its investment objective.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a diversified, closed-end management investment company designed as a long-term investment and not as a vehicle for short-term trading purposes. An investment in Common Shares may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions. Your Common Shares at any point in time may be worth less than your original investment.

General Risks of Investing in the Fund

Limited Term Risk. The fund will terminate in accordance with its charter. The fund is not a target term fund and thus does not seek to return its initial public offering price of $100.00 per Common Share upon termination. As the assets of the fund will be liquidated in connection with its termination, the fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money. As the fund approaches the Termination Date, the Sub-adviser may begin liquidating all or a portion of the fund’s portfolio through opportunistic sales. During this time, the portfolio composition of the fund may change and the fund may not achieve its investment objective, comply with its investment policies and restrictions or be able to sustain its historical distribution levels. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the fund may distribute such proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares, or the fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the fund.

Furthermore, the final distribution of net assets upon termination may be more than, equal to or less than $100.00 per Common Share. Because the fund may adopt a plan of liquidation and make liquidating distributions in advance of the Termination Date, the total value of the fund’s assets returned to holders of the fund’s Common Shares (“Common Shareholders”) upon termination will be impacted by decisions of the Board and the fund’s management regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in Common Shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the fund had liquidated all of its assets on the Termination Date and distributed the proceeds thereof to Common Shareholders.

Although it is anticipated that the fund will have distributed substantially all of its net assets to Common Shareholders as soon as practicable after the Termination Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the stockholders will be exposed to the risks associated with the securities held in the liquidating trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the fund. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the fund may elect to write off or donate the remaining securities to charity. The fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Illiquidity of Common Shares. The fund is designed for long-term investors and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Common Shares are not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the fund does not intend to list the Common Shares for trading on any securities exchange, and the fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. As the Common Shares are not traded, investors may not be able to dispose of their investment in the fund no matter how the fund performs.

Management and Allocation Risk. The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit

ADDITIONAL INFORMATION (Unaudited) (continued)

Strategies, illiquidity of certain portfolio investments or a change in target allocations. Any rebalancing of the fund’s portfolio, whether pursuant to a fixed percentage allocation or otherwise, may have an adverse effect on the performance of the fund and may be subject to certain additional limits and constraints. Due to the nature of the portfolio, the fund’s investments may become increasingly more illiquid throughout the life of the fund. There can be no assurance that the decisions of the fund’s primary portfolio managers with respect to the allocation and reallocation of the fund’s Managed Assets among the Credit Strategies, or that an investment within a particular Credit Strategy, will be successful.

Investment and Market Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel and imposing prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund has significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Tax Risk. Certain of the fund’s investments will require the fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the fund may have difficulty satisfying the annual distribution requirements applicable to regulated investment companies and avoiding fund-level U.S. federal income and/or excise taxes. Accordingly, the fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the fund liquidates assets to raise cash, the fund may realize gain or loss on such liquidations; in the event the fund realizes net capital gains from such liquidation transactions, its stockholders may receive larger capital gain distributions than they would in the absence of such transactions.

Risks of Investing in Credit Instruments

Issuer Risk. The market value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market value of a credit instrument also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Credit Risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.

Interest Rate Risk. Prices of fixed rate credit instruments tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these instruments and, accordingly, will cause the fund’s net asset value to decline. Interest rates in the United States have been rising and are expected to continue to increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, the fund may be subject to a greater risk of principal decline from rising interest rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

ADDITIONAL INFORMATION (Unaudited) (continued)

Unlike investment grade instruments, however, the prices of high yield (“junk”) instruments may fluctuate unpredictably and not necessarily inversely with changes in interest rates. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the fund’s income and distributions to Common Shareholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed rate credit instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the fund’s portfolio will decline if and when the fund invests the proceeds from matured, traded or called credit instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the fund’s net asset value or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the costs associated with the fund’s use of leverage through Borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the fund’s portfolio.

Below Investment Grade Instruments Risk

The fund may invest all of its assets in below investment grade instruments. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the fund, thereby reducing the value of an investment in the Common Shares. In addition, default, or the market’s perception that an issuer is likely to default, may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund’s rights. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the fund lose its entire investment on one or more instruments, Common Shareholders may also lose their entire investments in the fund. Investments in below investment grade instruments may present special tax issues for the fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the

ADDITIONAL INFORMATION (Unaudited) (continued)

U.S. federal income tax consequences to the fund as a holder of such securities may not be clear.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the fund to meet its investment objective depends more on the Sub-adviser’s judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Sub-adviser will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Stressed, Distressed or Defaulted Issuers. The fund may invest in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s Investors Service, Inc., or CCC+ or lower by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, are considered by the Sub-adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Investing in distressed or defaulted securities is speculative and involves substantial risks. The fund may make such investments when, among other circumstances, the Sub-adviser believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the distressed or defaulted securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. The fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.

Senior Secured Loans Risk

The Senior Secured Loans in which the fund invests typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Although the Senior Secured Loans in which the fund invests will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss. Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a Senior Secured Loan to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund. Such court action could, under certain circumstances, include invalidation of a Senior Secured Loan.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Furthermore, Senior Secured Loans may not be considered securities, and purchasers, such as the fund, may not be entitled to rely on

ADDITIONAL INFORMATION (Unaudited) (continued)

the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser or the Sub-Adviser, do not represent fair value. If the fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the fund could obtain for the Senior Secured Loan may be adversely affected.

Valuation Risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. As a result, the fund is subject to the risk that when a loan is sold in the market, the amount received by the fund may be less than the value that such instrument is carried at on the fund’s books immediately prior to the sale.

Participations and Assignments Risk. A participation interest gives the fund an undivided interest in a loan in the proportion that the fund’s participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower. If a Senior Secured Loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation. The fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the borrower. Moreover, under the terms of a participation interest the fund may be regarded as a creditor of another lender or co-participant (rather than of the borrower), so that the fund may also be subject to the risk that such party may become insolvent. Similar risks may arise with respect to the agent for a Senior Secured Loan if, for example, assets held by the agent for the benefit of the fund were determined by the appropriate regulatory authority or court to be subject to the claims of the agent’s creditors. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the agent or intermediate participant.

The fund also may have difficulty disposing of participation interests and assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund’s ability to dispose of particular participation interests or assignments when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for participation interests and assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund’s portfolio.

Covenant-Lite Loan Risk. The fund may invest in “covenant-lite” loans. Certain financial institutions may define “covenant-lite” loans differently. Covenant-lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant-lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant-lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached. The fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite loans than its holdings of loans with the usual covenants. In the event of a breach of a covenant in non-covenant-lite loans, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to pay or lenders may be in a position to obtain concessions from the borrower in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant-lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the Sub-Adviser is normally able to take appropriate actions without the help of covenants in the loans. Covenant-lite corporate loans, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Direct Lending and Middle Market Company Risk

The Direct Lending Strategy seeks to generate attractive returns by lending to “middle market” businesses. Investing in middle market companies involves a number of significant risks, including but not limited to the following: (i) they may have limited financial resources and may be unable to meet their debt obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the fund’s realizing any guarantees the fund may have obtained in connection with an investment; (ii) they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; (iii) they are more likely to depend on the

ADDITIONAL INFORMATION (Unaudited) (continued)

management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the issuer; (iv) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; (v) changes in laws and regulations, as well as their interpretations, may adversely affect the business, financial structure or prospects of middle market companies; and (vi) they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

There also is generally little public information about privately-held middle market companies. These middle market companies and their financial information generally are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and other regulations that govern public companies, and the fund may be unable to uncover all material information about these companies, which may prevent the Sub-Adviser from making a fully informed investment decision and cause the fund to lose money on its investments.

Subordinated Loans Risk

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders (e.g., holders of Senior Secured Loans) in the event of the liquidation or bankruptcy of the issuer. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There also is a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

Special Situations Investments Risk

The Sub-Adviser intends to focus the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. These investments are subject to many of the risks discussed elsewhere in this prospectus, including risks associated with investing in high yield fixed income securities. Special Situations Investments generally will be treated as illiquid securities by the fund. From time to time, the Sub-adviser may take control positions, sit on creditors’ committees or otherwise take an active role in seeking to influence the management of the issuers of Special Situations Investments, in which case the fund may be subject to increased litigation risk resulting from its actions and it may obtain inside information that may restrict its ability to dispose of Special Situations Investments.

Structured Credit Investments Risk

Holders of Structured Credit Investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments only from the issuers of the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Credit Investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Credit Investments generally pay their share of the investment’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Credit Investment uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the Structured Credit Investments owned by the fund.

CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit-linked notes, which are used to transfer credit risk, are typically privately offered and sold. Certain credit-linked notes also may be thinly traded or have a limited trading market. As a result, investments in credit-linked notes may be characterized by the fund as illiquid securities. The performance of the notes is linked to the performance of an underlying reference entity. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers a contingent payment obligation by the special purpose vehicle (“SPV”) that sold the credit protection. Should such an

ADDITIONAL INFORMATION (Unaudited) (continued)

event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

Asset-backed securities are a form of derivative instrument. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Corporate Debt Risk

The market value of Corporate Debt generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term Corporate Debt is generally more sensitive to changes in interest rates than is the market value of shorter term Corporate Debt. The market value of Corporate Debt also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of Corporate Debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument. Corporate Debt rated below investment grade quality is often high risk and has speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Zero Coupon, Pay-In-Kind and Step-Up Securities Risk

The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The interest payments deferred on a PIK security are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the instrument. In addition, the interest rates on PIK securities are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. The deferral of interest on a PIK loan increases its loan to value ratio, which is a measure of the riskiness of a loan. An election to defer PIK interest payments by adding them to principal increases the fund’s Managed Assets and, thus, increases future investment management fees to the Adviser (and, indirectly, the Sub-adviser). PIK securities also may have unreliable valuations because the accruals require judgments by the Sub-adviser about ultimate collectability of the deferred payments and the value of the associated collateral. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

LIBOR Risk

Many credit instruments, derivatives and other financial instruments, including those in which the fund may invest, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which ceased publication on December 31, 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR. Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

Foreign Investments Risk

Investing in foreign instruments involve certain risks not involved in domestic investments. Foreign securities markets generally are not as developed or efficient as those in the United States. There may be a lack of comprehensive information regarding foreign issuers, and their securities are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The risks of investing in foreign securities also include restrictions that may make it difficult for the fund to obtain or enforce judgments in foreign courts. These risks also include certain national policies that may restrict the fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests and/or limitations on the total amount or type of position in any single issuer.

ADDITIONAL INFORMATION (Unaudited) (continued)

Certain foreign countries may impose restrictions on the ability of issuers within those countries to make payments of principal and interest to investors located outside the country. In addition, the fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the fund to lose money on its investments in non-U.S. instruments. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Some foreign instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such instruments usually are held outside the United States, the fund will be subject to additional risks if it invests in non-U.S. instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign instruments to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the fund may have limited legal recourse in the event of a default.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio investments in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the Adviser, the Sub-Adviser and their affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

European Investments Risk

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Decreasing imports or exports, changes in governmental or European Union (“EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

The risk of investing in Europe may be heightened due to the withdrawal of the United Kingdom from membership in the EU (known as “Brexit”). Although the effects of Brexit are unknown at this time, Brexit may result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the fund’s assets are subject. These and other geopolitical developments could have a negative impact on both the United Kingdom’s economy and the economies of the other countries in Europe, as well as greater volatility in the global financial and currency markets. The effect on the economies of the United Kingdom and the EU likely will depend on the nature of trade relations between the United Kingdom and the EU and the other major economies. These events could negatively affect the value and liquidity of all of the fund’s investments, not only the fund’s investments in securities of issuers located in Europe.

Foreign Currency Transactions Risk

As the fund intends to invests in securities that trade in, and expects to receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the fund from decline in

ADDITIONAL INFORMATION (Unaudited) (continued)

the value of non-U.S. currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the fund’s investments in foreign currency denominated securities may reduce the returns of the fund. While the fund intends to hedge substantially all of its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks. Furthermore, the issuers in which the fund invests may be subject to risks relating to changes in currency rates, as described above. If a company in which the fund invests suffers such adverse consequences as a result of such changes, the fund may also be adversely affected as a result.

Continuing uncertainty as to the status of the euro and the EU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the fund’s portfolio investments. If one or more EU countries were to stop using the euro as its primary currency, the fund’s investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

Principal Risks of the Use of Derivatives

The fund is subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

Rule 18f-4 under the Act, regulates the use of derivatives by the fund. Pursuant to the rule, the fund is deemed to be a “limited” user of derivatives and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets. The fund also is subject to certain reporting requirements.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other credit instruments in which the fund may invest to trade. Some credit instruments trade in an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of credit instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the fund. As a result, the fund may be subject to the risk that when a credit instrument is sold in the market, the amount received by the fund is less than the value that such credit instrument is carried at on the fund’s books.

In addition, certain of the fund’s investments will need to be fair valued in accordance with valuation procedures approved by the Board. Those portfolio valuations may be based on unobservable inputs and certain assumptions about how market participants

ADDITIONAL INFORMATION (Unaudited) (continued)

would price the instrument. As a result, there will be uncertainty as to the value of certain of the fund’s investments. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. The net asset value of the fund, as determined based, in part, on the fair value of those investments, may vary from the amount the fund would realize upon the sale of such investments.

Furthermore, the Adviser, as the fund’s valuation designee, may use the services of one or more independent valuation firms to aid it in determining the fair value of certain investments. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realize upon the disposal of such investments.

Liquidity Risk

In addition to the various other risks associated with investing in credit instruments, to the extent those instruments are determined to be illiquid or restricted securities, they may be difficult to dispose of at a fair price at the times when the fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the fund’s assets in illiquid and restricted securities may restrict the fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. In either case, the fund would bear market risks during the restricted period.

Leverage Risk

The fund’s use of leverage could create the opportunity for a higher return for Common Shareholders, but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, derivative transactions can involve leverage or the potential for leverage because they enable the fund to magnify the fund’s exposure beyond its investment.

Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the fund’s net asset value; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the fund were not leveraged; (iv) when the fund uses leverage, the investment management fees payable to the Adviser (and, indirectly, the Sub-Adviser) will be higher than if the fund did not use leverage, and may provide a financial incentive to the Adviser and the Sub-Adviser to increase the fund’s use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.

A decline in the fund’s net asset value could affect the ability of the fund to make dividend payments to Common Shareholders. The failure to pay dividends or make distributions could result in the fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. If the asset coverage for Borrowings declines to less than 300% (as a result of market fluctuations or otherwise), the fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Cybersecurity Risk

The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are

ADDITIONAL INFORMATION (Unaudited) (continued)

inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Recent Changes & Supplemental Information

The following information in this annual report is a summary of certain changes since March 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the fund.

During the fiscal year ended March 31, 2022, there were (i) no material changes to the fund’s investment objective and policies that have not been approved by stockholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by stockholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no changes in the persons who are primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 17.37% as interest-related dividends in accordance with Section 871(k)(1) and 881(c) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s stockholders was held on March 16, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve a sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Alcentra NY, LLC.	871,096	23,042	179,842

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INTERIM AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6-7, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. The Sub-Investment Advisory Agreement was approved by shareholders on March 16, 2023. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end loan participation funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INTERIM AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for the one-, two- and three-year periods. The Board also considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for all three one-year periods ended December 31, 2022. The Board considered the relative proximity of the fund’s three-year performance to the Performance Group and/or Performance Universe medians. The fund commenced operations on August 31, 2019, which contributed to the limited period of performance data available.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses. The Board also considered that, based on common assets and leveraged assets together, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the contractual management fees paid by one other fund advised by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INTERIM AND NEW SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (2019)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-2023)

No. of Portfolios for which Board Member Serves: 88

———————

Francine J. Bovich (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of The MBSC Securities Corporation (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 20

———————

Roslyn M. Watson (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 42

———————

Benaree Pratt Wiley (76)

Board Member (2019)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 59

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since August 2019.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since August 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since August 2019.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since August 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since August 2019.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2019.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since August 2019.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022, Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since August 2019.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since August 2019.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2019.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since August 2019.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 108 portfolios) managed by the Adviser. He is 65 years old.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Independent Board Members:	Assistant Treasurers (continued)
Joseph S. DiMartino, Chairman	Robert Salviolo
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Kenneth A. Himmel	Joseph W. Connolly
Bradley Skapyak	Portfolio Managers
Roslyn M. Watson	Chris Barris
Benaree Pratt Wiley	Kevin Cronk
Officers	Brandon Chao
President	Adviser
David DiPetrillo	BNY Mellon Investment Adviser, Inc.
Chief Legal Officer	Sub-Adviser
Peter M. Sullivan	Alcentra NY, LLC
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Deirdre Cunnane	Proskauer Rose LLP
Sarah S. Kelleher	Transfer Agent, Registar and
Jeff Prusnofsky	Dividend Disbursing Agent
Amanda Quinn	Computershare Inc.
Joanne Skerrett	Initial SEC Effective Date
Natalya Zelensky	8/28/2019
Vice Presidents
Daniel Goldstein
Joseph Martella
Treasurer
James Windels
Assistant Treasurers
Gavin C. Reilly

This page intentionally left blank.

For More Information

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

9 West 57th Street,

Suite 4920

New York, NY 10019

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	XALCX

For more information about the fund, visit https://im.bnymellon.com/us/en/intermediary/funds/05589D109#?section=fees. Here you will find the fund’s daily and most recently available quarterly net asset values, press releases, quarterly fact sheets and portfolio manager commentary, distribution information, the fund’s Top 10 portfolio holdings and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0816AR0323

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, was an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC") for the period covered by this report. Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Effective May 11, 2023, the Registrant's Board determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the SEC. Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,000 in 2022 and $112,200 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,090 in 2022 and $6,300 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $6,300 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the Auditor's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the Auditor's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,851,043 in 2022 and $3,945912 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. From April 1, 2022 to February 16, 2023, the Registrant's audit committee consisted of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Roslyn M. Watson and Benaree Pratt Wiley. Effective February 16, 2023, Bradley J. Skapyak became a member of the Registrant's Audit Committee, in addition to the members noted above.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

       SUMMARY OF THE REGISTRANT'S PROXY VOTING POLICY AND PROCEDURES

Due to the nature of the investments held in connection with the Registrant's investment strategy, the Registrant does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, Alcentra will seek to make voting decisions that are consistent with its proxy voting policy and procedures. The Registrant does not currently participate in a securities lending program.

The Registrant's Board of Directors (the "Board") has adopted the following procedures with respect to proxy voting by the Registrant.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Registrant's portfolio to the Registrant's sub-investment adviser, Alcentra NY, LLC ("Alcentra"), as described below.

In addition, the Board has adopted Alcentra's proxy voting procedures pursuant to which proxies of companies held in the Registrant's portfolio will be voted.

Proxy Voting Operations

The Registrant has engaged Institutional Shareholder Services Inc. ("ISS") as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Registrant owns shares of another registered investment company (an "Acquired Fund"), the Registrant may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

The Registrant may participate in a securities lending program to generate income for its portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the Registrant. In certain circumstances, BNYM Investment Adviser may seek to recall a security on loan before a record date in order to cast a vote (for example, if Alcentra determines, based on the information available at the time, that there is a material proxy event that could affect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the Registrant). However, BNYM Investment Adviser anticipates that, in most cases, the potential income the Registrant may derive from a loaned security would outweigh the benefit the Registrant could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYM Investment Adviser or Alcentra. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The Registrant's Chief Compliance Officer is responsible for confirming that Alcentra has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Registrant's proxies are voted in the best interests of the Registrant. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Registrant is monitored to ensure compliance with Alcentra's procedures, as applicable, such as by sampling votes cast for the Registrant, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Registrant's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Registrant is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The Registrant has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

Scope

This Policy applies to all strategies across Alcentra.

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e., loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our fund holds the equity tranche.

Purpose

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies' shareholder meetings, usually by means of a proxy ballot ("proxy voting").

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra's opinion, do not primarily involve financial considerations, it is Alcentra's objective to support shareholder proposals that Alcentra believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when Alcentra is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Regulatory Context

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser's contract is silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The Department of Labor's (the "DOL") ERISA rules require an adviser to vote proxies for ERISA clients unless the plan administrator or other fiduciary has expressly precluded such responsibilities.

For most other clients, unless another service provider is delegated proxy voting responsibilities, the adviser's role as an adviser with investment discretion would include proxy voting responsibilities.

Alcentra, Advisers Act Requirements

In line with the requirements of Section 206(4) of the Advisers Act, it is Alcentra's policy to:

adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;

disclose to clients via the Form ADV Part 2A, how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

describe to clients via Form ADV Part 2A the adviser's proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Alcentra, ERISA Requirements

Following from the DOL's guidance on proxy voting in respect of ERISA pension plan funds, it is Alcentra's policy to:

Clearly delineate responsibility for voting between Alcentra and the trustee or other plan fiduciary that appointed Alcentra, possibly through the investment advisory agreement ("IAA").

Take reasonable steps to ensure that it has received all proxies for which it has voting authority and implemented appropriate reconciliation procedures.

In voting, act prudently and solely in the interests of pension plan participants and beneficiaries. In so doing Alcentra considers factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.

The plan administrator will periodically monitor Alcentra's voting activities, and both the client's monitoring activities and Alcentra's voting activities (including the votes cast in each particular case) must be documented.

Voting

Alcentra reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. Alcentra votes and documents its vote as follows:

A Voting File has been established to document how Alcentra voted on each proxy vote.

While Alcentra expects to vote all identical client proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.

Alcentra Portfolio Manager or Investment Committee for the particular Investment Vehicle, or designee, will decide, on a case-by-case, how each vote should be cast in order to best serve the interest of each respective client.

A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the Voting File.

Copies of actual voting records will be maintained.

Non-Voting of Proxies

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when Alcentra is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts of Interest

While Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form (the "Form") which has been designed to identify and document conflicts of interest. Based on the responses to the Form, the Portfolio Manager or designee will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or designee will determine whether the conflict is "material" based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or designee determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or designee may consult with others as appropriate. Employees involved in the decision-making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third party to recommend how to vote the proposal. Such recommendation may be based on the third party's predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an "Affiliated Fund" (for purposes of this policy, any pooled investment vehicle that is sponsored by a subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") shall be considered an "Affiliated Fund"), it will vote in the same proportion as all other voting shareholders of such Affiliated Fund ("echo voting"). If "echo voting" is not operationally feasible, the vote recommendations of an independent third party shall be applied. The independent third party shall be ISS, if available, or Glass Lewis & Co. ("Glass Lewis"), if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

Record Keeping

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra's policy to maintain the following books and records:

Copies of the adviser's proxy voting policies and procedures.

A copy of each proxy statement that the adviser receives regarding client securities. Advisers may rely upon third-party service providers to maintain such records. For example, if an adviser uses a third-party proxy voting service to vote client proxies, that company may maintain copies of the proxy statements on behalf of the adviser. The proxy voting service must agree to provide the statements to the adviser promptly upon request. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC's EDGAR system.

A record of each vote cast by the adviser on behalf of a client. Advisers may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by the adviser promptly upon request.

A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser votes proxies on behalf of the requesting client.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of March 31, 2023:

Chris Barris, Brandon Chao, CFA and Kevin Cronk, CFA of Alcentra, are the Registrant's primary portfolio managers, positions they have held since October 2017, November 2022 and October 2017, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids. He is responsible for managing all U.S. and global high yield portfolios and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Chao joined Alcentra in March 2017 and is a Managing Director and Senior Portfolio Manager and a member of the Structured Credit team. He is responsible for analyzing investments in structured products across Alcentra's funds. Mr. Chao joined Alcentra from Omega Advisors, where he worked for five years as a senior analyst covering structured products with a focus on CLO equity and mezzanine investing and opportunistic corporate credit. Prior to that, he worked at King Street Capital Management, investing in corporate structured products, high yield, and distressed credit, and at Credit Suisse, performing leveraged finance research. Mr. Chao has a B.S. in Finance from the Massachusetts Institute of Technology and holds the Chartered Financial Analyst (CFA®) designation.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids, and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

(a)(2) Information about the other accounts managed by the Registrant's primary portfolio managers is provided below.

Portfolio Managers. Subject to the supervision and approval of BNYM Investment Adviser and the Registrant's Board, Alcentra is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Registrant's Board to execute purchases and sales of securities. Chris Barris, Brandon Chao, CFA and Kevin Cronk, CFA are the Registrant's primary portfolio managers.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of March 31, 2023:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	5	$2.3B	5	$495M	1	$500M
Brandon Chao	0	None	0	N/A	0	N/A
Kevin Cronk	5	$2.3B	2	$474M	1	$500M

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio managers are as follows as of March 31, 2023:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	$100,001-$500,000
Brandon Chao	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	None
Kevin Cronk	BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.	$50,001-$100,000

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or bank common trust accounts and wrap fee programs that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser or Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when the Registrant purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the Registrant, such as deciding which securities to allocate to the Registrant versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, may be subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant's and such Other Accounts' investments in the issuer.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, sales, investment activities or business operations or distribution of the Registrant, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant's service providers, which may cause conflicts that could disadvantage the Registrant.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Registrant. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Registrant or effect transactions on behalf of the Registrant in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Registrant and may not share that information with relevant personnel of BNYM Investment Adviser or Alcentra. Accordingly, in making investment decisions for the Registrant, the Adviser does not seek to obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers. However, because BNYM Investment Adviser and Alcentra, in the course of investing Registrant assets in certain loans, may have access to material non-public information regarding U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions ("Borrowers"), the ability of the Registrant to purchase or sell publicly-traded securities of such borrowers may be restricted.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

By: /s/ David J. DiPetrillo

          David J. DiPetrillo

          President (Principal Executive Officer)

Date: May 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

          David J. DiPetrillo

          President (Principal Executive Officer)

Date: May 30, 2023

By: /s/ James Windels

         James Windels

         Treasurer (Principal Financial Officer)

Date: May 30, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)